                                    Up Close

                                                               Annual Report
                                                               December 31, 1996

                                                         Achieving
                                                         great results
                                                         the inside scoop

Exercise your options:
new fund choices coming

                                               Now's a great time
                                               to update your
                                               retirement program

Take a closer look at how
your funds performed

Horace Mann Family of Funds and Horace Mann Life Insurance Company Separate Account

                            [PICTURE APPEARS HERE]

Contents
--------------------------------------------------------------------------------
1996 performance

Growth Fund                         23.8%
Balanced Fund                       16.9%
Income Fund                          2.2%
Short-Term Fund                      3.7%

For further information, see page 6.

Features

Achieving great results:
the inside scoop........................................................... 3

Over 50 and still going strong............................................. 8

Now's a great time to update
your retirement program.................................................... 9

Take a closer look at how
your funds performed...................................................... 12


Departments

Portfolio manager letters................................................. 13

Financial statements...................................................... 18

EDITOR'S NOTE: Nothing in these articles should be construed as a promise or guarantee of future performance. Investment decisions are very personal and should take into account many individual factors. More complete information on the funds can be found in the current prospectuses.

This report must be preceded or accompanied by a current prospectus.

HORACE MANN INVESTORS, INC.
--------------------------------------------------------------------------------
                                                     1 Horace Mann Plaza
                                                     Springfield, Illinois 62715
                                                     217-789-2500

Dear Shareholder:

We're pleased to report 1996 was another successful year for your investment in the Horace Mann Family of Funds. In 1996, the funds' results were positive, and your assets increased in value in excess of inflation. Our two largest funds, the Growth Fund and Balanced Fund, performed very well.

Growth Fund and Balanced Fund investors saw these funds continue to outperform relevant benchmarks for the year ended 12/31/96. These funds also outperformed the benchmarks over the five-year period ended 12/31/96. The Income Fund and the Short-Term Fund both underperformed their benchmarks over the one- and five-year periods, yet they continued to add value in excess of inflation.

MARKET REVIEW
In the equity markets, 1996 represented another remarkable year as stock prices continued their sharp rise. Wellington Management Company, LLP, the investment advisor for the Horace Mann Family of Funds, believes the remarkable performance of the equity market in 1996 reflects several positive factors: steady but moderate economic growth, stable inflation, good earnings gains and massive cash flows into mutual funds. Such large gains were not observed by fixed-income investors in 1996; however, returns for this asset class were positive and exceeded inflation for the year. While bond investors noted the positive factors that contributed to the strong year in equities, their perception of wage inflation pressures dampened the bond market outlook, and, thus, bond prices stayed within a relatively tight trading range.

MARKET AND POLITICAL ISSUES
Wellington expects continued growth in the domestic economy while inflation remains in check. The firm foresees Real Gross Domestic Product growing at a 2.3% rate for 1997, while inflation remains moderate, slightly increasing to 3.2% from 3.0% in 1996. Wellington does not see any meaningful increase in the inflation rate on the horizon, despite Federal Reserve Chairman Alan Greenspan's concern over "irrational exuberance" in the financial markets. Furthermore, given the 1996 election indicating Americans' preference for divided government, both Republicans and Democrats are taking a more conciliatory tone in their deliberations over balancing the budget and other key economic issues.

PERSPECTIVE
We are continually reminded by our customers they are committed to long-term investing to meet their retirement objectives. Therefore, at the Horace Mann Family of Funds, we seek to provide sound investment vehicles that strive to achieve your investment objectives and assist you in the accumulation of assets over time in excess of inflation. We appreciate the opportunity to assist you in planning for a secure retirement.

Sincerely,

/s/ GEORGE ZOCK                                    /s/ LARRY BECKER

George Zock                                        Larry Becker
President                                          Chairman
Horace Mann Family of Funds                        Horace Mann Family of Funds

Funds Performance

Achieving great results
       the inside scoop

                                            Horace Mann's family of funds has
                                            achieved impressive results. Our
[PICTURE APPEARS HERE]                      funds' performance means your
                                            investment has great potential for
                                            growth. And for 1997, we're adding
                                            three new fund choices to give you
                                            options in meeting your long-term
                                            goals.

When you're looking at an investment, it all comes down to performance -- what are your investments doing for you? The primary thing that matters is results. And over the long term, Horace Mann's Family of Funds has delivered impressive results for clients.

Since their inception, the Growth Fund & Balanced Fund have performed well above industry averages. These results, in part, are the product of Horace Mann's investment philosophy combined with outstanding fund management. The bottom line is getting good results through quality investments. Wellington Management Co., LLP has provided sound management of our funds for the past eight years.

In 1989, Wellington Management Co. of Boston began advising the Horace Mann funds. Wellington's philosophy of value-yield investments for our Growth and Balanced Funds is a good match with the objectives of our educator clients. They look to reduce risks by investing in a portfolio with low price/earnings ratios and high earnings potential relative to the overall market. And since Wellington was selected, our funds have performed very well.

We're expanding your investment options

In response to our clients' needs for a diversified retirement savings plan, we'll now be offering a total of seven mutual fund choices. During 1997, the Horace Mann fund family will grow again with the addition of an International Fund and a Socially Responsible Fund, both managed by Scudder, Stevens & Clark, Inc., and a Small Cap Growth Fund managed by PNC Equity Advisors Co. These new funds expand the investment options available to our annuity customers.

 .        The Socially Responsible Fund will invest in firms exhibiting socially responsible business practices (such as maintaining non-discriminating employment practices, having acceptable environmental policies, and not producing tobacco products, alcoholic beverages, nuclear weapons, pornographic materials or casino gaming devices). This fund's long-term objective is to achieve long-term capital growth with above-average current income and growth of income.

 .        The International Fund seeks
         long-term capital growth by
         investing in diversified companies
         doing business primarily outside
         the United States. Investors should
         be able to tolerate above average
         risk for this investment.

                                                          [PICTURE APPEARS HERE]

Both of these new funds will be managed by Scudder, Stevens & Clark, Inc. Scudder was founded in 1919, and today it manages over $100 billion in total assets. The firm has also managed international securities for over 40 years, making it the oldest inter-national investment manager in the country.

 .        The Small Cap Growth Fund's goal is to achieve long-term capital appreciation through investment in emerging growth companies. This fund aims for investors who seek substantial long-term growth and who can stand some investment risk. PNC Equity Advisors Company will manage the fund. PNC manages $2 billion in total assets, and over $1 billion in small growth equity accounts.

These new funds, managed by two well-known investment companies, will continue Horace Mann's tradition of providing our clients with high-quality investment performance and sound fund management.


Find the right fund for you

Every fund investor is different -- he or she has certain goals, plans and expectations about an annuity investment. When you invest in our funds, you should choose the fund option that's right for you.

And choosing the right fund or right mix of funds depends on your investment goals. If you are investing for a long period of time, or if want your investment to have the best potential for growth and you can stand some risk, you should consider stocks. The Growth Fund and Balanced Fund's greater percentage of stock may be right for you. Historically, stocks have grown ahead of the rate of inflation. These funds are for investors who are comfortable with stock market price fluctuations.

These funds are for investors who are comfortable with stock market price fluctuations.

The Growth Fund holds primarily common stock in many well-known companies, including Ford Motor Co., Goodyear Tire & Rubber Co., BankAmerica Corp., Citicorp, AT&T Corp., and Eastman Kodak Co. This portfolio of stocks provides the potential for a high return on your investment, but it also carries a certain degree of risk should the stocks decrease in value. Because of the historical performance of stocks, this fund is ideal for the longer-term investor (who will not withdraw money for 10-15 years) seeking to maximize growth.

                                    The Balanced Fund's investments include
                                    bonds as well as stocks. Because of the mix of both stocks and bonds, the Balanced Fund carries less risk but may not offer as much growth as the Growth Fund. This fund is also ideal for the long-term investor.

                                    If you will use your investment in the near future, or you wish to lessen the risk of investing in stocks, the Income Fund may be a good alternative for some of your annuity deposits. The Income Fund invests in high-quality corporate and government bonds that provide a great deal of safety and security, although returns may not be as great as those of a stock fund.

[PICTURE APPEARS HERE]              The Short-Term Fund invests in short-term
                                    debt instruments of the U.S. government. It is not a money market fund, but it makes similar types of investments. If you are looking for a temporary investment, this might be an option for you.

                                    If you're seeking a guaranteed rate of
                                    return without any risk of principle, then you should look to the Fixed Account. The Fixed Account guarantees a set rate of return, and your principle is also guaranteed. This fund is ideal for someone who wants no investment market risk, such as retirees who need guaranteed income.

Funds objectives
Here are the objectives of our current funds:

Growth Fund:              The Growth Fund's objectives are long-term growth in
                          investments and dividend income by investing in common stocks.

Balanced Fund:            The Balanced Fund's objectives are long-term growth
                          and dividend income from common stocks combined with total returns of high quality bonds.

Income Fund:              The Income Fund's objectives are current income and
                          preservation of capital through high-quality bonds.

Short-Term Fund:          The Short-Term Fund's objectives are current income
                          and preservation of principle through investing in short-term debt instruments.

Fixed Account:            The Fixed Account guarantees a return on investments
                          with a minimum guaranteed interest rate plus excess interest rates paid by Horace Mann.

                           How the Funds measure up

For Annuity Alternatives Contract Owners

Average annual total returns for the period ended Dec. 31, 1996 for the Annuity Alternatives contracts are shown in the following table. For contributions which remained invested in an Annuity Alternatives contract, returns are shown in the "Without Redemption" columns. For contracts which were surrendered, returns are shown in the "With Redemption" columns. Redemption has no affect on the variable account rates of return after the initial five-year contract period.

                    1 Year         1 Year       5 Years          10 Years      Since Inception1
                   Without        With     With or Without   With or Without   With or Without
                  Redemption     Redemption   Redemption        Redemption        Redemption
Growth Fund        23.83%          15.33%        15.53%            13.46%            13.59%
Income Fund         2.17           -6.01          4.77              6.10              6.16
Balanced Fund      16.86            8.36         11.79             10.65             11.10
Short-Term
  Investment Fund   3.66           -4.63          2.62              4.08              3.54

================================================================================
The average annual total rates of return assume contributions were made on the first business day of the period indicated.

Total return measures the past performance of each fund subaccount and does not represent the actual experience of investments made by a particular contract owner. The total return and principal value of an account will fluctuate. The value of an account may be worth more or less than its original cost, when redeemed, depending upon market fluctuations. Past performance does not gurantee future results of the subaccounts.

Total returns for the variable portion of the Annuity Alternatives contracts include a reduction for fund expenses and contract charges of 1.35% annually for mortality and expense risk. Annuity contracts issued prior to January 1984 have mortality and expense charges or sales fees that differ from those of the Annuity Alternatives contracts. Such other charges and fees do not exceed those reflected in the table above.

During the first five contract years, redemption charges range from 2 to 8% for the flexible premium contracts and 1 to 5% for single premium contracts. The average annual total returns with redemption are calculated using flexible premium redemption charges.

Annuity Alternatives contracts require a $25 annual maintenance charge on the contract anniversary when the contract value is less than $10,000. This charge, which is not reflected in the returns above, reduces total rates of return by 2.5% on a $1,000 investment or .5% on an $5,000 investment.

Commission credits were used to pay certain expenses of the Growth and Balanced Funds from 1994 through 1996. Certain fund expenses have been subsidized (assumed and/or waived) since 1983 for the Income and Short-Term Investment Funds. Certain Balanced Fund expenses were subsidized during 1987. Subsidization and use of credits result in higher returns ranging up to 1%, depending on the period subsidized for each fund. There is no guarantee that subsidization and use of credits will continue in the future.

1 Since inception refers to Nov. 1, 1989, the date Wellington Management Company, LLP became the Funds' investment adviser.

In addition to consistent returns, our funds are highly rated. Horace Mann's Growth and Balanced funds were rated **** (Four stars) by Morningstar for the investment period ending Dec. 31, 1996.*

*Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the subaccount's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects subaccount performance below 90-day T-bill returns. Horace Mann Growth Fund received *****, ****, and **** stars, and Horace Mann Balanced Fund received *****, ****, and **** for the three-, five- and 10-year periods, respectively. Horace Mann Growth Fund was rated among 1,013, 689 and 277 equity variable annuity subaccounts, and Horace Mann Balanced Fund was rated among 1,726, 1,247 and 513 hybrid variable annuity subaccounts for the three-, five- and 10-year periods, respectively. Ten percent of subaccounts in an investment category receive five stars and the next 22.5 percent receive four stars.

                           How the Funds measure up

For Growth Fund Public Shareholders and Participants in the Horace Mann Employee 401(k) Plan

Total average annualized returns for the period ended Dec. 31, 1996 for the Horace Mann Funds and their comparable benchmark indices are shown in the following table:

                                                                         Since
                                  1 Year     5 Years      10 Years       Inception 1
                                  ------     -------      --------       -----------
Horace Mann Growth Fund           25.28%     16.98%       14.92%         15.03%
S&P 500 Stock Index               22.96      15.22        15.29          14.76

Horace Mann Income Fund            3.50       6.13         7.47           7.53
Lehman Intermediate
  Gov't/Corp. bond Index           4.06       6.53         7.91           8.02

Horace Mann Balanced Fund         18.27      13.20        12.07          12.52
Stock/Bond Composite 2            15.16      11.74        12.56          12.16

Horace Mann Short-Term
  Investment Fund                  5.02       3.97         5.44           4.90
90-day Treasury Bills              5.16       4.24         5.64           5.02

Returns of the Horace Mann Funds in the above table are shown net of fund expenses. Certain fund expenses have been subsidized (assumed and/or waived) since 1983 for the Income and Short-Term Investment Funds. Commission credits were used to pay certain expenses of the Growth and Balanced Funds from 1994 through 1996. Certain Balanced Fund expenses were subsidized during 1987. Subsidization and use of credits result in higher returns ranging up to 1%, depending on the period subsidized for each fund. There is no guarantee that subsidization and use of credits will continue in the future.

The performance data quoted represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and when redeemed, may be worth more or less than its original cost.

The benchmark indices indicated are unmanaged and have no expenses.

1 Since inception refers to Nov. 1, 1989, the date Wellington Management
  Company, LLP became the Funds' investment adviser.

2 60% S&P 500, 40% Lehman Brothers Intermediate Government/Corporate Bond Index, rebalanced monthly.

History

Over 50 and still going strong

--------------------------------------------------------------------------------
  [picture]                 Horace Mann has a long history of helping educators
                            with their insurance and retirement planning needs.
                            ----------------------------------------------------

Horace Mann started with a simple mission: insuring a group of educators from auto loss. And even though we've grown into a multiline insurance company serving educators throughout the nation, we haven't forgotten our roots -- helping educators plan for the future.

Our founders, Les Nimmo and Carroll Hall, started a credit union for Springfield, Ill. teachers in the 1930s. Through the credit union, Nimmo and Hall organized an auto insurance business. When they learned the Illinois Education Association (IEA) was seeking insurance for its members, Nimmo approached the association about providing IEA's insurance. Horace Mann's late co-founder Hall said in a 1970s interview, "They wanted to increase the benefits to teachers, and they wanted not only automobile, but also health insurance. So we reorganized as a mutual company." The company name was changed to IEA Mutual Insurance Co.

Horace Mann needed agents to market the company's products. Initially, teachers were recruited to be IEA mutual agents. Some worked full-time, but many were part-time agents who taught school during the day. As more teachers heard about IEA Mutual, other education associations inquired about the company. As we started doing business in other states, we chose the Horace Mann in tribute to the father of American public education.

Ready to market mutual funds
The company continued to grow, and in 1956, the founders considered a mutual fund to assist educators in planning for retirement. We established our first mutual fund investment for teachers in 1957. And in 1961, when lesgislation granted the educational community ameans to save for retirement through tax-deferred annuities, Horace Mann Life Insurance Co. became one of the first companies to offer them.

In 1982, the Horace Mann Fund became the Horace Mann Growth Fund, and three new funds were added -- the Balanced Fund, Income Fund and Short-Term Investment Fund. In 1989, Horace Mann chose Wellington Management Co., LLP of Boston to manage the investments of the funds. Wellington brought their vast mutual fund management experience to Horace Mann's growing fund assets. Horace Mann chose Wellington because of their expertise and historical investment performance. Their philosophy and quality investment choices have meant favorable returns for our investors.

Horace Mann's long tradition of service to the educator market continues today. Our market focus continues to be educators. Horace Mann is a multiline company offering life, auto, homeowner insurance and retirement annuities to our clients. Our company works with state and local education associations and school districts around the country to provide special benefits to their members. We offer our 403(b) tax-deferred annuities to educators. And in many areas, we offer our annuities through the convenience of payroll deduction.

Successful investing

Now's a great time to update
your retirement program

Though your Horace Mann retirement plan continues to grow, are you sure your retirement savings will meet your retirement goals? An increase today might help put time on your side.

                       [picture]

When setting money aside for retirement, all investors look for a solid, stable company with a past history of consistent fund performance, investment options, account flexibility and someone at that company they can talk to about their investments.

That's why people choose Horace Mann. But have you taken the time recently to review your retirement program?

Starting now puts time on your side

The earlier you began planning and saving, the better the opportunity you have to build an adequate retirement nest egg. Postponing retirement savings by 10 years can require more than twice the monthly investment to reach the same goal than if you started saving a decade ago. Although you may have less money available for saving when you are young, even small amounts deposited regularly quickly add up. And getting in the habit of gradually increasing your deposits will make your retirement fund grow even more rapidly.

Starting early arms you with a powerful advantage -- compound earnings. Compound earnings silently boosts your retirement savings without requiring additional dollars from your paychecks. Then you can gradually increase your contributions to help you reach your savings goals faster.

It's easy to increase your contributions

If you'd like to increase your contributions, simply complete the response card found with this mailing, and your agent or a customer service representative will contact you.

We've made it easy for you to transfer money between our funds. Call 1-800-999-1030 between 7:30 a.m. and 7 p.m. Central time, Monday through

Did you know?
Your Annuity Alternatives contract guarantees you income for as long as you live. Mutual funds don't provide this guarantee.

------------------------------------------------------------------------
Volatility can be managed . . .
through diversification

Annual Return, 1960-1996(%)
40    37.6%                                 (Chart)
                                            Best year
30                30.2%                     Worst year

20
      12.2%       10.4%
10

0

-10
                 -15.8%
-20
     -26.5%

-30

      100%       60% Stocks
     Stocks       40% Bonds
        Stock/Bond Mix

From 1960 to 1996, investments in stocks have produced better returns than bonds or a fixed account. But, many people are concerned about the year-to-year, ups and downs of the market.

The chart above shows that from 1960 to 1996 people who put all of their investments in stocks (100% stock) earned an average return of 12.2%. The return in the best of those years was 37.6%, but in the worst year the value of the investments dropped 26.5%.

On the other hand, people who invested 60% in stocks and 40% in bonds from 1960 to 1996 earned an average return of 10.4%. They did not realize as big a loss in the worst year (down 15.8%), yet still earned a 30.8% return in the best year.

------------------------------------------------------------

Friday. Our life and annuity customer service personnel will take your request and ask you a few questions. After the transfer has been made, we'll send written confirmation showing you we've made the changes you requested. Or if you prefer, complete an Annuity Change Request Form to reallocate your money. You can reallocate or transfer funds up to 12 times per year. The form is available from your agent.

Horace Mann offers flexibility
when you retire.

When your annuity contract matures, you may choose one or a combination of the following income options for receiving your income. Your Horace Mann agent can help you select the retirement income option(s) best for you.

Income for life -- You will receive an income for as long as you live.

Income for life with a guaranteed period -- This option allows you to select a period of time during which we guarantee income payments will be made to you, or in the event of your death, your beneficiary. You will receive income payments as long as you live; if you die during the guaranteed period, your beneficiary will receive income payments for the remainder of the guaranteed period.

Joint and survivor -- You and the person you select will receive income for as long as you both live. When the first dies, the survivor will receive a percentage of the original income payments.

Income for a specific period -- You select a specific time period, e.g. 10 years, 29 years.

Fixed amount -- You choose the amount of the income payment you want to receive. You will receive income payments of this amount until the value of your annuity is exhausted.

Interest income payments -- Your income payments will equal the interest earned on the value of your annuity. The principal remains intact until you choose another option or withdraw. When your contract matures, you may increase your retirement income by adding funds to your annuity from any source. For example, you can increase your benefit with money from a Certificate of Deposit (CD), savings account or inheritance.

You chose the tax-deferred advantage
You qualify for favorable tax treatment two ways with the money you invest in a tax-deffered annuity (TDA). First, your contributions may be made on a pre-tax basis. Second, taxes will be deferred on your earnings until you withdraw them.

Your savings can grow faster in a tax-deferred annuity than when invested in taxable savings accounts because your contributions are subtracted from your paycheck before you pay taxes. Therefore, you can save money while your contributions actually lower your taxable income. And, your account contributions and earnings grow tax-deferred until you withdraw them at retirement.

Account for inflation
Don't forget about the effects of inflation. The Department of Labor's Consumer Price Index Office expects inflation to average 4 percent in future years. Even at this low annual inflation rate, today's dollar will only be worth 50 cents in just 18 years.

Analysts recognize Horace Mann's strengths
Horace Mann's long history of financial strength, not only in our funds choices, but also in our outstanding insurance coverage and underwriting, has not gone unnoticed among insurance and financial industry analysts.

Horace Mann and its subsidiaries are highly rated. All Horace Mann Companies are rated "Excellent" by A.M. Best, Standard & Poor's (S&P) and Duff & Phelps Credit Rating Company. (These ratings do not apply to the Separate Account or the underlying variable investment securities.)

Not sure what to do?
If now's the right time to review your retirement plan, but you're not sure what to do next, simply contact your Horace Mann agent. He or she can help you determine if you're saving enough to meet your retirement goals. You should also contact an agent if you wish to begin a retirement savings plan or transfer your retirement plan to Horace Mann. If your agent is unavailable, please call 1-800-999-1030 to talk to someone in our home office.

    [picture]

READING
REPORT

Take a closer look at how
       your funds performed

       The following pages give you an overview of how your funds performed.

--------------------------------------------------------------------------------

   1 The first sections break down the assets owned by each fund.




              2 The next section details the assets and liabilities of each fund with balance sheets for these listings. We've included notes that explain some of the terms from the financial statements.



    3 Then, we list the financial highlights from each fund. Finally, Horace Mann Life Insurance Company's Separate Account financial statements are provided.

           We invide you to review these pages and note what you've invested in. We want you to be happy with the quality of our fund choices and the return on your investment.

           We've also included a postage-paid response card should you want more information about any of Horace Mann's products or services.

Wellington Management Company, LLP              75 State Street
                                                Boston, Massachusetts  02109
--------------------------------------------------------------------------------
                                                Telephone:     FAX:
                                                (617)951-5000  (617)951-5250
--------------------------------------------------------------------------------

Horace Mann Growth Fund
December 31, 1996

--------------------------------------------------------------------------------

Performance
             After the remarkable year in the stock market of 1995 with the S&P 500 Index up +37.6%, many investors expected the stock market to post more moderate returns in 1996. Nevertheless, continued improvement in corporate profits and strong inflows into equity mutual funds were enough to overcome a small rise in long-term interest rates and contribute to another rewarding year of total returns for the S&P 500 Index. In 1996, the Horace Mann Growth Fund provided a total return for the year of 25.3% versus 23.0% for the benchmark S&P 500 Index.

Portfolio Review
             Sector and stock selection were important this year as the market performed very unevenly. While the S&P 500 Index returned 23% for the year, utilities within the Index returned only about 3%, while technology stocks returned more than 40%. Since the value orientation of the fund commonly results in the fund being overweight in utilities and underweight in technology, we were pleased the fund was still able to outperform the market. Sector and security selection were critical components in this year's performance.

             Energy stocks were important contributors in the portfolio. The portfolio's energy overweight versus the S&P 500 Index helped, as energy stocks outperformed the broader market for the year. In addition, the energy stocks in the fund outperformed the energy stocks in the S&P 500. By the end of the year, we began reducing our position in energy stocks as many holdings approached our target prices.

             The portfolio's overweighting versus the S&P 500 Index in finance stocks also boosted performance, as finance was the best performing sector, after technology, returning almost 36% for the year. Although the fund's underweight in technology was certainly a drag on relative performance, the strong performance of our individual selections within the group resulted in technology providing a net positive contribution to relative performance. The fund's slight overweight in utilities was a small negative.

Economic Outlook
             For the coming year, we expect the U.S. economy to grow near its long-term sustainable rate, about 2.5%. If 1996 is any guide, growth in 1997 could vary considerably from quarter to quarter. Currently, many signals on the economy are mixed while banks, on the margin, appear to be tightening their lending criteria to those consumers who might be overextended.

             Although inflation, as measured by the CPI, has broken the 3% level on a trailing 12-month basis, it remains more controlled than we had expected, and we do not see any meaningful increase in the inflation rate on the horizon. Higher food and energy prices are already in the numbers, and only a sharp ramp up in global growth would move inflation higher. Corporations continue to find the pricing environment to be difficult due to an increasingly competitive global economy and price-sensitive buyers.

             Respectfully,
             WELLINGTON MANAGEMENT COMPANY, LLP

             /s/ JOHN R. RYAN

             John R. Ryan, CFA
             Senior Vice President
             Stock Portfolio Manager
             Horace Mann Growth Fund, Inc.

Wellington Management Company, LLP                75 State Street
                                                  Boston, Massachusetts  02109
--------------------------------------------------------------------------------
                                                  Telephone:     FAX:
                                                  (617)951-5000  (617)951-5250
--------------------------------------------------------------------------------

Horace Mann Income Fund
December 31, 1996

--------------------------------------------------------------------------------

Performance
             For the 12 months ended December 31, 1996, the Horace mann Income Fund provided shareholders with a net return of 3.5%, outperforming the Lipper Intermediate Investment Grade Bond Index return of 3.1%. The Income Fund's performance lagged the 4.1% return of the Lehman Brothers Intermediate Government/Corporate Bond Index.

             During 1996, the Income Fund maintained an overweight position in mortgage-backed securities, with about 30-35% of the fund's holdings in this sector. This contributed positively to the fund's performance, as the mortgage sector outperformed corporates, Treasuries, and agencies during the year.

             Overall, U.S. bond investors experienced modestly positive total returns in 1996 as interest rates moved higher during the year, causing bond prices to decline, offsetting a portion of the coupon income earned on those securities. Within the investment grade sectors, corporate bonds and mortgage-backed securities each outperformed comparable duration Treasuries by roughly one percentage point. Economic trends continued to defy those expecting a slowdown, and inflation was stubbornly confined.

Portfolio Review
             The primary objective of the Horace Mann Income Fund remains to maximize current income consistent with prudent investment risk. A secondary objective is the preservation of capital. In investing the assets of the fund, we emphasize high-quality intermediate bonds and apply intensive credit analysis and, in the case of mortgage securities, prepayment analysis.

             Individual bonds are selected from an approved universe of issues and are purchased for their contribution to the fund's total return. We avoid securities we determine to be excessively risky, although other investors might be tempted by yields on these securities. Though preservation of capital is secondary to the income objective, we take it very seriously.

             Interest rates were mixed in the fourth quarter as market psychology improved, bringing most fixed-income yields lower, while seasonal forces put upward pressure on the shortest maturity instruments. The Fed, other than some activity evidenced in January, remained inactive during the final 11 months of the year. Short-term interest rates remain anchored at 5.25%.

             Within the fixed income market, exposure to the yield-enhancing sectors was the most important factor in 1996. In terms of sector allocation, by the end of 1996, we had reduced the fund's exposure to Treasuries, and, to a lesser extent, asset-backed securities. At the same time, we added to the fund's corporate and mortgage commitment. Mortgage securities and callable agency securities slightly outperformed Treasuries with their extra yield during the year.

Economic Outlook
             We will continue to manage the Income Fund with the consistent strategy we have employed in the past -- by maximizing current income consistent with prudent investment risk.

             Respectfully,
             WELLINGTON MANAGEMENT COMPANY, LLP

             /s/ JOHN C. KEOGH

             John C. Keogh
             Senior Vice President
             Bond Portfolio Manager
             Horace Mann Income Fund, Inc.

Wellington Management Company, LLP                75 State Street
                                                  Boston, Massachusetts  02109
--------------------------------------------------------------------------------
                                                  Telephone:     FAX:
                                                  (617)951-5000  (617)951-5250
--------------------------------------------------------------------------------

Horace Mann Balanced Fund
December 31, 1996


--------------------------------------------------------------------------------

Performance
             The remarkable performance of the equity market in 1995 and 1996 reflects a confluence of favorable factors: steady but moderate economic growth, stable inflation, good earnings gains, and massive cash flows into mutual funds. The S&P 500 Stock Index registered an impressive 23.0% total return during 1996 on the heels of a 37.6% total return in 1995. Bond markets returned modest absolute returns in 1996, and they were much below the impressive gains realized during 1995. The Lehman Brothers Intermediate Government/Corporate Bond Index turned in a total return of 4.1% for 1996 compared to the 1995 return of 15.3%. For the 12 months ended December 31, 1996, the Horace Mann Balanced Fund provided a net return of 18.3%. The Balanced Fund holds stocks and bonds which are similar to the securities held separately by the Growth Fund and the Income Fund. As expected, then, the Balanced Fund's return of 18.3% for 1996 is between the Growth Fund's 25.3% return and the Income Fund's 3.5% return.

Portfolio Review
             The Horace Mann Balanced Fund's strong performance in 1996 was attributable to our allocation of assets and to the strong stock market at year end, about 70% of assets were invested in stocks. The stock portfolio was helped by our heavy weighting in surging financial stocks, as well as our security selection in the energy, consumer, and technology sectors. Stock portfolio performance was hindered somewhat by our investments in weaker performing basic materials producers, as well as our underweighting in the soaring technology sector. Our bond portfolio performed approximately in line with fix income market returns.

Economic Outlook
             For the coming year we expect the economy to grow about 2.5%. If 1996 is any guide, growth in 1997 could vary considerably from quarter to quarter. Currently, many signals on the economy are mixed while banks, on the margin, appear to be tightening their lending criteria to those consumers who might be overextended.

             Although inflation, as measured by the Consumer Price Index
             (CPI), has broken the 3% level on a trailing 12-month basis, it remains more controlled than we had expected, and we do not see any meaningful increase in the inflation rate on the horizon. Higher food and energy prices are already in the numbers, and only a sharp ramp up in global growth would move inflation higher.

             Favorable forces are in place for the financial markets, but much of the good news has been incorporated into investor expectations. Fiscal policies are improving, and efforts to continue to reduce the deficit are continuing. Global demand for financial assets remains strong, and pension reforms create new sources of buying power. Finally, while it may be viewed as tinkering, the possibility remains that the CPI, the standard inflation measure, will be redefined, resulting in a lower reading on inflation.

             In summary, we will continue to manage the Balanced Fund with the consistent strategy we have employed in the past and will try to exploit unfolding investment opportunities.

             Respectfully,
             WELLINGTON MANAGEMENT COMPANY, LLP

             /s/ JOHN R. RYAN                      /s/ JOHN C. KEOGH

             John R. Ryan, CFA                     John C. Keogh
             Senior Vice President                 Senior Vice President
             Stock Portfolio Manager               Bond Portfolio Manager
             Horace Mann Balanced Fund,Inc.        Horace Mann Balanced
                                                    Fund,Inc.

Wellington Management Company, LLP                 75 State Street
                                                   Boston, Massachusetts  02109
--------------------------------------------------------------------------------
                                                   Telephone:     FAX:
                                                   (617)951-5000  (617)951-5250
--------------------------------------------------------------------------------

Horace Mann Short-Term Investment Fund
December 31, 1996


--------------------------------------------------------------------------------

Performance
             The objective of the Short-Term Investment Fund is to realize maximum current income while maintaining liquidity. Preservation of principal is a secondary objective. For the 12 months ended December 31, 1996, the Horace Mann Short-Term Investment Fund provided shareholders with a net return of 5.0%, a positive, real return for investors in a low-inflation environment. The IBC/Donoghue's All Taxable Money Market Average returned 4.9% for the year.

             After reducing short-term interest rates in January, the Federal Reserve left them unchanged for the remaining 11 months of the year. With the central bank anchoring short-term yields at 5.25%, yields on longer-maturity instruments moved with the ebbs and flows of market psychology. Signs of stronger economic growth, even without the shadow of inflation, prompted the Fed to shift their bias toward raising rates later in the year.

             With stronger economic trends, the credit cycle remains healthy. Short-term bond funds sailed smoothly through the year without exposure to credit defaults. Two of the more interesting developments involved the U.S. Treasury. First, Congress shut down the government temporarily and put the Treasury at risk of defaulting on its maturing debt. Cooler heads prevailed, and the markets returned to normal. Second, the Treasury developed plans to issue its first-ever Inflation Indexed bond, a floating rate security whose return is tied to changes in the rate of U.S. inflation. On the surface, although floating rate securities are appropriate for short-term bond mutual funds, we do not anticipate using these new securities for the Short-Term Fund at this time.

Portfolio Review
             The Horace Mann Short-Term Investment Fund emphasizes safety and liquidity. The Fund invests in short-term debt instruments issued by the U.S. government, as well as high quality commercial paper issued by corporations, and high quality short-term instruments issued by banks. We continue to emphasize government agency securities due to the high-credit quality and comparable yields to other short-term investments. In addition, the size of the fund renders agency securities more cost effective than the corporate short-term alternative, commercial paper. Unlike commercial paper, agency discount notes can be purchased in small lots without materially compromising liquidity and transaction costs while providing attractive incremental yield over comparable maturity Treasury bills.

Economic Outlook
             Entering the new year, consensus expectations are for a continuation of growth and inflation at similar levels as 1996. A steady manufacturing sector combined with high consumer confidence and tight labor markets point to no significant slowdown from the estimated 2.9% growth from 1996. Consumer spending remains a focal point for activity as reduced spending during last summer cooled the growth seen earlier in the year. As long as inflation remains in check in the coming months, the Fed is likely to keep short-term interest rates on hold.

             We will continue to emphasize quality and liquidity in the Short-Term Fund, and the fund should retain its ability to provide a safe harbor for those assets that shareholders do not want committed to volatile stock and bond markets.

             Respectfully,
             WELLINGTON MANAGEMENT COMPANY, LLP


             /s/ JOHN C. KEOGH
             John C. Keogh
             Senior Vice President
             Bond Portfolio Manager
             Horace Mann Short-Term Investment Fund, Inc.

             Annual Report
             December 31, 1996

             Horace Mann Family of Funds
             Horace Mann Growth Fund, Inc.
             Horace Mann Income Fund, Inc.
             Horace Mann Balanced Fund, Inc.
             Horace Mann Short-Term Investment Fund, Inc.

             Directors of the Funds
             A. Thomas Arisman
             Larry K. Becker, Chairman
             A.L. Gallop
             Harriet A. Russell
             George J. Zock

             Officers of the Funds
             George J. Zock
             President

             Ann Caparros
             Secretary and
             Ethics Compliance Officer

             William J. Kelly
             Treasurer and Regulatory
             Compliance Officer

             Linda L. Sacco
             Assistant Secretary

             Roger Fisher
             Controller

             Diane M. Barnett
             Tax Compliance Officer

             ----------------------------------------------

             Investment Adviser
             Wellington Management Company
             75 State Street
             Boston, MA  02109

             Custodian
             First National Bank of Boston
             150 Royall Street
             Canton, MA  02021

             Business Manager
             Horace Mann Investors, Inc.
             One Horace Mann Plaza
             Springfield, IL  62715-0001

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT


[pie chart]
Cash & Short-Term     Statement of Investments
  Investments 3.5%    Horace Mann Growth Fund, Inc.
Common Stock 96.5%    December 31, 1996
                                                                    Number of           Market
                                                                     Shares              (000)
----------------------------------------------------------------------------------------------
COMMON STOCKS         Aerospace/Defense 5.03%
                        Boeing Co.                                  111,800           $ 11,893
                        Northrop Grumman Corp.                       49,800              4,121
                        Precision Castparts Corp.                   113,800              5,647
                      ---------------------------                   -------           --------
                                                                                        21,661
                      Auto/Accessories  5.07%
                        Ford Motor Co.                              110,600             3,525
                        Goodyear Tire & Rubber Co. (The)            356,300            18,305
                      -------------------------------------         -------           -------
                                                                                       21,830

                      Banks/Financial Services  8.98%
                        BankAmerica Corp.                            56,400             5,626
                        Citicorp                                     62,365             6,424
                        Firstar Corp.                                43,000             2,257
                        First Union Corp.                            61,000             4,514
                        Lehman Brothers Holdings Inc.                38,000             1,192
                        MoneyGram Payment Systems, Inc.*             77,100             1,022
                        Morgan Stanley Group, Inc.                  145,700             8,323
                        National City Corp.                         116,400             5,223
                        NationsBank Corp.                            41,800             4,086
                      -------------------                           -------           -------
                                                                                       38,667

                      Building & Construction  0.26%
                        Ryland Group Inc.                           81,500              1,121

                      Business Services  0.82%
                        Foster Wheeler Corp.                        95,100              3,531

                      Chemicals  6.45%
                        Air Products & Chemicals, Inc.              124,300             8,592
                        Ferro Corp.                                  98,500             2,795
                        Geon Co.                                     65,100             1,278
                        IMC Global Inc.                             265,100            10,372
                        Nalco Chemical Co.                          131,500             4,750
                      --------------------                          -------           -------
                                                                                       27,787

                      Communications  4.81%
                        AT & T Corp.                                146,000             6,096
                        NYNEX Corp.                                  91,600             4,408
                        SBC Communications Inc.                      81,000             4,192
                        Sprint Corp.                                151,000             6,021
                      --------------                                -------           -------
                                                                                       20,717

                      Consumer Staples  4.62%
                        Flowers Industries, Inc.                    276,300             5,940
                        Kimberly-Clark Corp.                        108,100            10,297
                        Universal Corp. (Va.)                       113,700             3,653
                      -----------------------                       -------           -------
                                                                                       19,890

                    See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

                      Horace Mann Growth Fund, Inc.
                      December 31, 1996

                                                                    Number of          Market
                                                                     Shares             (000)
---------------------------------------------------------------------------------------------
COMMON STOCKS         Energy  10.64%
 (continued)            Amoco Corp.                                  51,000           $ 4,105
                        Enron Oil & Gas Co.                         180,800             4,565
                        Equitable Resources, Inc.                   160,700             4,781
                        MCN Corp.                                   105,400             3,043
                        Noble Drilling Corp.*                       210,000             4,174
                        Seagull Energy Corp.*                       192,000             4,224
                        Transocean Offshore Inc.                     64,200             4,021
                        Union Texas Petroleum Holdings Inc.         259,100             5,797
                        USX-Marathon Group                          371,900             8,879
                        Westcoast Energy Inc.                       132,700             2,223
                      -----------------------                       -------           -------
                                                                                       45,812

                      Entertainment Products  2.19%
                        Brunswick Corp.                             142,400             3,418
                        Eastman Kodak Co.                            74,900             6,011
                      -------------------                           -------           -------
                                                                                        9,429

                      Health Care  7.47%
                        Baxter International Inc.                    92,400             3,788
                        Bristol-Myers Squibb Co.                     42,000             4,568
                        DePuy, Inc.*                                121,400             2,458
                        Mallinckrodt, Inc.                          128,600             5,674
                        Pharmacia & Upjohn Inc.                     253,100            10,029
                        Value Health, Inc.*                         290,200             5,659
                      ---------------------                         -------           -------
                                                                                       32,176

                      Information Technology/Equipment  4.00%
                        Bay Networks, Inc.*                          62,700             1,309
                        Harris Corp. (Del.)                          65,000             4,461
                        International Business Machines Corp.        74,100            11,189
                        NCR Corp.*                                    7,619               254
                      ------------                                  -------          --------
                                                                                       17,213

                      Insurance  7.78%
                        ACE Limited                                 117,000             7,035
                        Allstate Corp.                              221,890            12,842
                        Chubb Corp.                                 127,200             6,837
                        Integon Corp.                               161,400             2,865
                        NAC Re Corp.                                115,300             3,906
                      --------------                                -------           -------
                                                                                       33,485

                      Manufacturing (Diversified)  7.59%
                        Caterpillar Inc.                             51,800             3,898
                        Cooper Industries Inc.                       72,900             3,071
                        Deere & Co.                                 218,500             8,876
                        Kennametal Inc.                              64,700             2,515
                        Minnesota Mining & Manufacturing            105,400             8,735
                        New Holland NV                               62,900             1,313
                        UCAR Intl. Inc.*                            113,700             4,278
                      ------------------                            -------           -------
                                                                                       32,686

                      Metals & Mining  3.92%
                        Alcan Aluminum Ltd.                          78,900             2,653
                        Alumax Inc.*                                164,500             5,490
                        Aluminum Co. of America                      97,600             6,222
                        Reynolds Metals Co.                          44,600             2,514
                      ---------------------                         -------           -------
                                                                                       16,879

                    See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

                      Statement of Investments (Concluded)
                      Horace Mann Growth Fund, Inc.
                      December 31, 1996

                                                                    Number of           Market
                                                                     Shares              (000)
----------------------------------------------------------------------------------------------
COMMON STOCKS         Paper & Wood Products  3.31%
 (concluded)            Champion International Corp.                128,500           $  5,558
                        Mead Corp.                                  149,400              8,684
                      ------------                                  -------           --------
                                                                                        14,242

                      Retail  3.75%
                        Linen 'N Things, Inc.*                       78,000             1,531
                        May Department Stores Co.                   125,900             5,886
                        Penney (J.C.) Co., Inc.                      74,800             3,646
                        Rite-Aid Corp.                              128,000             5,088
                      ----------------                              -------           -------
                                                                                       16,151

                      Transportation/Travel  5.50%
                        America West Holdings Corp. - B*            263,500             4,183
                        Caliber Systems, Inc.                       131,300             2,527
                        Canadian National Railway Co.                53,000             2,014
                        CSX Corp.                                   123,300             5,209
                        Delta Air Lines, Inc.                        74,000             5,245
                        Pittston Burlington Group                    64,650             1,293
                        Ryder Systems, Inc.                         113,500             3,192
                      ---------------------                         -------           -------
                                                                                       23,663

                      Utilities/Other  4.35%
                        Central & South West Corp.                  177,000             4,536
                        General Public Utilities Corp.              144,400             4,855
                        New England Electric System                 117,100             4,084
                        New York State Electric & Gas Corp.         107,000             2,314
                        Pacific Gas & Electric Co.                  139,100             2,921
                       ---------------------------                  -------           -------
                                                                                       18,710
                                                                                      -------

                      Total Common Stocks  96.54%                                    $415,650
                        (Cost $345,826)
                      -----------------------------------------------------------------------

                                                                    Principal
                                                                    Amount             Market
                                                                     (000)              (000)
---------------------------------------------------------------------------------------------
SHORT-TERM            Repurchase Agreement
INVESTMENTS             Swiss Bank Capital Mkts, Inc.
                        6.70%, 01/02/97, (secured
                        by $14,197,427 US Treasury
                        Bond, 4.75%, 08/31/98 and
                        by $1,235,925 US Treasury
                        Bond, 5.125%, 04/30/98)                     $15,130           $ 15,130
                      -------------------------                     -------           --------

                      Total Short-Term Investments  3.51%            15,130             15,130
                        (Cost $15,130)
                      ------------------------------------------------------------------------

                      Total Investments   100.05%                                      430,780
                        (Cost $360,956)

                      Securities Sold Short (.06%)                   (7,400)              (247)
                        NCR Corp. (Proceeds $267)

                      Cash and Other Assets in Excess
                        of Liabilities  0.01%                                               23
                      -----------------------                                         --------
                      Net Assets  100.00%                                             $430,556
                      -------------------                                             --------

                      * Non-income producing during the twelve months ended
                        December 31, 1996 as this security did not pay dividends.

                    See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

[Pie Chart]
Cash & Short-Term Investments 1.7%
Corporate Bonds/Notes 29.7%
U.S. & Foreign Government & Agency Obligations 68.6%
                               Statement of Investments
                               Horace Mann Income Fund, Inc.
                               December 31, 1996

                                                                                        Principal
                                                                                        Amount            Market
                                                                                         (000)           (000)
----------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN               Treasury Bond/Notes
GOVERNMENT                       6.125%, 08/31/98                                       $ 1,000           $ 1,005
AND AGENCY                       6.250%, 10/31/01                                           400               400
OBLIGATIONS

                               Federal Home Loan Mortgage Corporation
                                (Mortgage Backed Securities)
                                 9.500%, 03/01/01                                            38                40
                                 9.500%, 06/01/01                                            14                15
                                 9.500%, 08/01/01                                            14                14
                                 9.500%, 10/01/01                                            12                12
                                 7.000%, 11/01/03                                            47                47
                                 7.000%, 07/01/10                                           527               527
                                 7.000%, 12/01/10                                            47                47
                                 7.000%, 01/01/11                                           415               414
                                 6.500%, 03/01/11                                           378               372
                                 7.000%, 03/01/11                                           713               713
                                 7.000%, 04/01/11                                           826               826
                                 7.000%, 07/01/11                                           193               193
                                 8.000%, 12/01/11                                            15                15

                               Federal National Mortgage Association
                                 (Mortgage Backed Securities)
                                 6.625%, 04/18/01                                         1,500             1,513
                                 8.000%, 11/01/09                                            20                20
                                 7.500%, 05/01/25                                           724               724

                               Government National Mortgage Association
                                 (Mortgage Backed Securities)
                                 11.500%, 03/15/10                                           14                15
                                 12.500%, 06/15/10                                            9                10
                                 12.000%, 03/15/14                                            5                 6
                                 12.000%, 04/15/14                                            4                 4
                                 12.000%, 12/15/14                                           17                19
                                 12.000%, 02/15/15                                            3                 4
                                 12.000%, 03/15/15                                           14                16
                                 12.000%, 04/15/15                                            8                 9
                                 12.500%, 04/15/15                                            4                 5
                                 12.000%, 06/15/15                                           13                14
                                 12.000%, 07/15/15                                           13                15
                                 12.000%, 11/15/15                                           15                16

                               Collateralized Mortgage Obligation
                               (Planned Amortization Class)(Note 3)
                               FHLMC 1737-E PAC
                                 6.000%, 12/15/17                                          220               218

                               Foreign (U.S. dollar denominated)
                               Republic of Iceland
                                 6.125%, 02/01/04                                          200               193
                               ------------------                                       ------            ------

                               Total U.S. and Foreign Government and
                                 Agency Obligations  68.59%                             7,422             7,441
                                 (cost $7,390)

                    See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

                               Statement of Investments (Concluded)
                               Horace Mann Income Fund, Inc.
                               December 31, 1996


                                                                                        Principal
                                                                                        Amount            Market
                                                                                        (000)              (000)
----------------------------------------------------------------------------------------------------------------
CORPORATE                      Banponce Corp.
BONDS/NOTES                      6.75%, 12/15/05                                        $ 200             $ 194
                               BankAmerica Corp.
                                 6.85%, 03/01/03                                          150               150
                               Boeing Co.
                                 6.35%, 06/15/03                                          200               197
                               BP America Inc. Euro
                                 9.75%, 03/01/99                                          100               106
                               Citicorp
                                 6.75%, 08/15/05                                          200               197
                               Disney, Walt Co. B
                                 6.75%, 03/30/06                                          200               199
                               duPont (E.I.) de Nemours & Co., Inc.
                                 9.15%, 04/15/00                                          130               140
                               First Financial Caribbean
                                 7.84%, 10/10/06                                          100               100
                               Gannett Co.
                                 5.85%, 05/01/00                                          200               197
                               Honeywell Inc.
                                 6.60%, 04/15/01                                          175               175
                               Husky Oil Ltd.
                                 7.125%, 11/15/06                                         200               198
                               Southwestern Bell Telephone Co.
                                 5.55%, 03/10/98                                          100                99
                               TCI Communications Inc.
                                 6.875%, 02/15/06                                         200               181

                               Asset Backed
                               Banc One Auto Grantor Trust 96-B A
                                 6.55%, 02/15/03                                          148               150
                               Ford Credit Grantor Trust 93-B A
                                 4.30%, 07/15/98                                           17                17
                               Ford Credit Grantor Trust 95-B A
                                 5.90%, 10/15/00                                          157               157
                               GMAC Grantor Trust 92-D
                                 5.625%, 02/15/01                                         200               193
                               Government Backed Trust
                                 9.625%, 05/15/02                                         119               129
                               IBM Credit Trust 93-1 A
                                 4.55%, 11/15/00                                          115               114
                               Nations Bank Credit Trust 93-2 A
                                 6.00%, 12/15/05                                          200               194
                               Premier Auto Trust 93-6 A2
                                 4.65%, 11/02/99                                           53                52
                               Premier Auto Trust 94-1 A3
                                 4.75%, 02/02/00                                           83                82
                               -----------------                                        -----             -----
                               Total Corporate Bonds/Notes  29.69%                      3,247             3,221
                                 (cost $3,224)
                               ---------------------------------------------------------------------------------
                               Total Investments  98.28%                                                 10,662
                                 (Cost $10,614)

                               Cash and Other Assets in Excess
                                 of Liabilities  1.72%                                                      186
                               ---------------------------------------------------------------------------------
                               Net Assets  100.00%                                                      $10,848
                               ---------------------------------------------------------------------------------

                               See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

[PIE CHART APPEARS HERE]
Cash & Short-Term Investments 1.1%
Corporate Bonds/Notes 7.0%
U.S. & Foreign Government & Agency Obligations 22.5%
Common Stock 69.4%


                               Statement of Investments
                               Horace Mann Balanced Fund, Inc.
                               December 31, 1996

                                                                                        Number of        Market
                                                                                         Shares           (000)
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS                  Aerospace/Defense  3.57%
                                 Boeing Co.                                              55,900           $5,946
                                 Northrop Grumman Corp.                                  23,900            1,978
                                 Precision Castparts Corp.                               56,400            2,799
                               ---------------------------                              -------           ------
                                                                                                          10,723

                               Auto/Accessories  3.73%
                                 Ford Motor Co.                                          57,600            1,836
                                 Goodyear Tire & Rubber Co. (The)                       182,300            9,366
                               ----------------------------------                       -------           ------
                                                                                                          11,202

                               Banks/Financial Services  6.44%
                                 BankAmerica Corp.                                       27,300            2,723
                                 Citicorp                                                30,659            3,158
                                 Firstar Corp.                                           22,000            1,155
                                 First Union Corp.                                       34,000            2,516
                                 Lehman Brothers Holdings Inc.                           19,300              606
                                 MoneyGram Payment Systems, Inc.*                        28,700              380
                                 Morgan Stanley Group, Inc.                              72,000            4,113
                                 National City Corp.                                     57,900            2,598
                                 NationsBank Corp.                                       21,600            2,111
                               -------------------                                      -------           ------
                                                                                                          19,360

                               Building & Construction  0.18%
                                 Ryland Group Inc.                                       38,900              535

                               Business Services  0.58%
                                 Foster Wheeler Corp.                                    47,200            1,752

                               Chemicals  4.61%
                                 Air Products & Chemicals, Inc.                          61,900            4,279
                                 Ferro Corp.                                             49,600            1,407
                                 Geon Co.                                                33,700              661
                                 IMC Global Inc.                                        133,900            5,239
                                 Nalco Chemical Co.                                      63,200            2,283
                               --------------------                                     -------           ------
                                                                                                          13,869

                               Communications  3.44%
                                 AT & T Corp.                                            71,500            2,985
                                 NYNEX Corp.                                             45,800            2,204
                                 SBC Communications Inc.                                 41,000            2,122
                                 Sprint Corp.                                            75,800            3,023
                               --------------                                           -------           ------
                                                                                                          10,334
                               Consumer Staples  3.42%
                                 Flowers Industries, Inc.                               150,800            3,242
                                 Kimberly-Clark Corp.                                    55,700            5,305
                                 Universal Corp. (Va.)                                   53,700            1,725
                               -----------------------                                  -------           ------
                                                                                                          10,272

                               See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

                               Horace Mann Balanced Fund, Inc.
                               December 31, 1996


                                                                                        Number of         Market
                                                                                         Shares           (000)
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS                  Energy  7.69%
 (continued)                     Amoco Corp.                                             27,000           $2,173
                                 Enron Oil & Gas Co.                                     92,100            2,326
                                 Equitable Resources, Inc.                               76,600            2,279
                                 MCN Corp.                                               53,700            1,551
                                 Noble Drilling Corp.*                                  104,000            2,067
                                 Seagull Energy Corp.*                                   94,300            2,075
                                 Transocean Offshore Inc.                                32,800            2,054
                                 Union Texas Petroleum Holdings Inc.                    131,200            2,936
                                 USX-Marathon Group                                     189,100            4,515
                                 Westcoast Energy Inc.                                   68,300            1,144
                               -----------------------                                  -------           ------
                                                                                                          23,120

                               Entertainment Products  1.53%
                                 Brunswick Corp.                                         70,300            1,687
                                 Eastman Kodak Co.                                       36,400            2,921
                               -------------------                                      -------           ------
                                                                                                           4,608

                               Health Care  5.26%
                                 Baxter International Inc.                               37,800            1,550
                                 Bristol-Myers Squibb Co.                                20,000            2,175
                                 DePuy, Inc.*                                            60,800            1,231
                                 Mallinckrodt, Inc.                                      67,700            2,987
                                 Pharmacia & Upjohn Inc.                                127,400            5,048
                                 Value Health, Inc.*                                    144,000            2,808
                               ---------------------                                    -------           ------
                                                                                                          15,799

                               Information Technology/Equipment  2.77%
                                 Bay Networks, Inc.*                                     13,400              280
                                 Harris Corp. (Del.)                                     33,800            2,320
                                 International Business Machines Corp.                   37,100            5,602
                                 NCR Corp.*                                               3,725              124
                               ------------                                             -------           ------
                                                                                                           8,326

                               Insurance  5.64%
                                 ACE Limited                                             59,800            3,595
                                 Allstate Corp.                                         116,002            6,714
                                 Chubb Corp.                                             60,800            3,268
                                 Integon Corp.                                           81,700            1,450
                                 NAC Re Corp.                                            57,200            1,938
                               --------------                                           -------           ------
                                                                                                          16,965

                               Manufacturing (Diversified)  5.41%
                                 Caterpillar Inc.                                        24,800            1,866
                                 Cooper Industries Inc.                                  37,400            1,575
                                 Deere & Co.                                            107,500            4,367
                                 Kennametal Inc.                                         33,400            1,298
                                 Minnesota Mining & Manufacturing                        52,700            4,368
                                 New Holland NV                                          31,500              658
                                 UCAR Intl Inc.*                                         56,900            2,141
                               -----------------                                        -------           ------
                                                                                                          16,273

                               Metals & Mining  2.84%
                                 Alcan Aluminum Ltd.                                     40,300            1,355
                                 Alumax Inc.*                                            80,400            2,683
                                 Aluminum Co. of America                                 49,700            3,168
                                 Reynolds Metals Co.                                     23,500            1,325
                               ---------------------                                    -------           ------
                                                                                                           8,531

                               See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

                               Horace Mann Balanced Fund, Inc.
                               December 31, 1996


                                                                                        Number of         Market
                                                                                         Shares            (000)
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS                  Paper & Wood Products  2.36%
 (continued)                     Champion International Corp.                            64,100           $2,772
                                 Mead Corp.                                              74,200            4,313
                               ------------                                             -------           ------
                                                                                                           7,085
                               Retail   2.75%
                                 Linens 'N Things, Inc.*                                 38,900              763
                                 May Department Stores Co.                               65,300            3,053
                                 Penney (J.C.) Co., Inc.                                 37,400            1,823
                                 Rite-Aid Corp.                                          66,000            2,623
                               ----------------                                         -------           ------
                                                                                                           8,262

                               Transportation/Travel  3.94%
                                 America West Holdings Corp. - B*                       132,200            2,099
                                 Caliber System, Inc.                                    65,600            1,263
                                 Canadian National Railway Co.                           27,100            1,030
                                 CSX Corp.                                               60,500            2,556
                                 Delta Air Lines, Inc.                                   37,000            2,622
                                 Pittston Burlington Group                               33,600              672
                                 Ryder Systems, Inc.                                     56,800            1,598
                               ---------------------                                    -------           ------
                                                                                                          11,840

                               Utilities/Other  3.26%
                                 Central & South West Corp.                              89,000            2,281
                                 General Public Utilities Corp.                          71,400            2,401
                                 New England Electric System                             61,300            2,138
                                 New York State Electric & Gas Corp.                     68,700            1,486
                                 Pacific Gas & Electric Co.                              71,100            1,493
                               ----------------------------                             -------           ------
                                                                                                           9,799
                                                                                                          ------
                               Total Common Stock  69.42%                                                208,655
                                 (cost $173,242)
                               ----------------------------------------------------------------------------------------

                                                                                        Principal
                                                                                        Amount            Market
                                                                                         (000)            (000)
----------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN               Treasury Bonds/Notes
GOVERNMENT                       5.250%, 12/31/97                                       $ 6,750          $ 6,726
AND AGENCY                       6.125%, 08/31/98                                         5,000            5,023
OBLIGATIONS                      6.250%, 10/31/01                                         4,000            4,002

                               Federal Home Loan Bank
                                 (Mortgage Backed Securities)
                                 6.670%, 04/06/01                                         1,500            1,515

                               Federal Home Loan Mortgage Corporation
                                 (Mortgage Backed Securities)
                                 9.500%, 07/01/01                                             9               10
                                 9.500%, 08/01/01                                             7                8
                                 9.500%, 09/01/01                                            12               13
                                 9.500%, 10/01/01                                            26               27
                                 8.500%, 06/01/02                                            44               45
                                 9.250%, 11/01/02                                            64               67
                                 8.250%, 10/01/07                                            69               71

                               See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

                     Horace Mann Balanced Fund, Inc.
                     December 31, 1996


                                                                                        Principal
                                                                                        Amount            Market
                                                                                         (000)             (000)
----------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN               Federal Home Loan Mortgage Corporation
GOVERNMENT                       (Mortgage Backed Securities)
AND AGENCY                       8.250%, 11/01/07                                       $     76          $    78
OBLIGATIONS                      8.750%, 05/01/08                                             75               78
(Continued)                      8.500%, 08/01/08                                             98              100
                                 9.000%, 09/01/08                                             78               82
                                 8.000%, 09/01/09                                             63               64
                                 8.000%, 04/01/10                                             83               85
                                 7.000%, 07/01/10                                             83               83
                                 7.000%, 09/01/10                                             23               23
                                 7.000%, 10/01/10                                            623              623
                                 7.000%, 11/01/10                                            307              307
                                 7.000%, 12/01/10                                            137              137
                                 7.000%, 01/01/11                                          2,582            2,581
                                 7.000%, 02/01/11                                          3,546            3,545
                                 6.500%, 03/01/11                                          4,735            4,654
                                 7.000%, 03/01/11                                          6,049            6,048
                                 7.000%, 04/01/11                                          1,961            1,961
                                 7.000%, 07/01/11                                          1,558            1,557

                               Federal National Mortgage Association
                                 (Mortgage Backed Securities)
                                 8.000%, 07/01/98                                            92                94
                                 6.625%, 04/18/01                                        18,000            18,152
                                 8.750%, 02/01/10                                           358               373
                                10.250%, 07/01/13                                            34                38
                                 7.500%, 07/01/23                                           414               413
                                 7.500%, 04/01/24                                           603               602
                                 7.500%, 05/01/24                                           190               190
                                 7.500%, 06/01/24                                           481               481
                                 7.500%, 08/01/24                                           625               624
                                 7.500%, 09/01/24                                           841               840
                                 7.500%, 10/01/24                                           656               656
                                 7.500%, 02/01/25                                           164               164
                                 7.500%, 04/01/25                                         1,226             1,226

                               Government National Mortgage Association
                                 (Mortgage Backed Securities)
                                11.000%, 12/15/00                                            37                39
                                 9.500%, 08/20/01                                            56                59
                                 9.500%, 10/20/01                                            45                47
                                 9.500%, 07/20/02                                            72                75
                                 9.500%, 12/20/02                                            58                61
                                 9.500%, 01/20/03                                            32                34
                                 9.500%, 02/20/03                                            43                45
                                 9.500%, 05/20/03                                            78                81
                                 9.500%, 08/20/03                                            83                87
                                 9.500%, 09/20/03                                           123               129
                                 9.500%, 11/20/03                                            47                49
                                 9.500%, 09/20/04                                            30                31
                                 8.250%, 05/15/06                                           125               128
                                12.000%, 03/15/15                                            37                41
                                 8.500%, 01/15/20                                            40                42
                                 8.500%, 02/15/21                                           248               256
                                 8.500%, 06/15/21                                           178               183
                                 8.500%, 08/15/21                                            28                28
                                 8.500%, 04/15/23                                           266               276

                               See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

                  Horace Mann Balanced Fund, Inc.
                  December 31, 1996

                                                                  Principal
                                                                  Amount            Market
                                                                   (000)            (000)
-------------------------------------------------------------------------------------------
U.S. AND FOREIGN      Collateralized Mortgage Obligation
GOVERNMENT            (Planned Amortization Class) (Note 3)
AND AGENCY              FHLMC G42-D
OBLIGATIONS             8.000%, 08/17/17                          $ 1,462           $ 1,501
(Continued)
                       Foreign (U.S. dollar denominated)
                        Republic of Iceland
                        6.125%, 02/01/04                            1,000               965
                      ------------------                          -------           -------

                      Total U.S. and Foreign Government and
                        Agency Obligations  22.47%                 67,330            67,523
                        (cost $67,285)

-------------------------------------------------------------------------------------------
CORPORATE               Associates Corp. NA
BONDS/NOTES             5.25%, 09/01/98                               315               311
                        Associates Corp. NA
                        6.00%, 06/15/00                               500               492
                        Bankers Trust
                        8.25%, 05/01/05                             1,500             1,603
                        Banponce Corp.
                        5.75%, 12/15/05                             1,460             1,416
                        Beneficial Corp.
                        12.875%, 08/01/13                             261               296
                        Boeing Co.
                        6.35%, 06/15/03                               750               739
                        Citicorp
                        6.75%, 08/15/05                             1,000               982
                        Disney, Walt Co. B
                        6.75%, 03/30/06                             1,500             1,489
                        First Financial Caribbean
                        7.84%, 10/10/06                               665               667
                        Ford Motor Credit Corp.
                        5.75%, 01/25/01                             1,500             1,451
                        Gannett Co.
                        5.85%, 05/01/00                               750               737
                        GMAC
                        5.62%, 02/15/01                             1,000               966
                        Honeywell Inc.
                        6.60%, 04/15/01                             1,315             1,312
                        Husky Oil Ltd.
                        7.125%, 11/15/06                            1,000               991
                        Southwestern Bell Telephone Co.
                        5.55%, 03/10/98                               400               397
                        TCI Communications
                        6.875%, 02/15/06                            1,500             1,355

                      ASSET BACKED
                        Banc One Auto Grantor Trust 96-B A
                        6.55%, 02/15/03                             1,114             1,121
                        Ford Credit Grantor Trust 93-B A
                        4.30%, 07/15/98                                43                43
                        Ford Credit Grantor Trust 95-B A
                        5.90%, 10/15/00                             1,255             1,254
                        IBM Credit Trust 93-1 A
                        4.55%, 11/15/00                               785               778

                               See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

                Statement of Investments (Concluded)
                Horace Mann Balanced Fund, Inc.
                December 31, 1996

                                                              Principal
                                                               Amount             Market
                                                                (000)              (000)
-----------------------------------------------------------------------------------------
CORPORATE         ASSET BACKED (Continued)
BONDS/NOTES         Nations Bank Credit Trust 93-2 A
(Continued)         6.00%, 12/15/05                            $ 1,000           $    967
                    Premier Auto Trust 93-6 A2
                    4.65%, 11/02/99                                264                262
                    Premier Auto Trust 94-1 A3
                    4.75%, 02/02/00                                827                823
                    Premier Auto Trust 94-2 A3
                    6.35%, 05/02/00                                584                587
                  -----------------                            -------           --------

                  Total Corporate Bonds/Notes 7.00%             21,288             21,039
                    (cost $21,053)

-----------------------------------------------------------------------------------------
SHORT-TERM        Repurchase Agreement
INVESTMENTS         Swiss Bank Capital Mkts, Inc.
                    6.70%, 01/02/97, (secured
                    by $2,383,997 US Treasury
                    Bond, 9.875%, 11/15/15)                      2,341              2,341
                  -------------------------                    -------           --------

                  Total Short-Term Investments 0.78%             2,341              2,341
                  ----------------------------------           -------           --------
                    (cost $2,341)

                  Total Investments 99.67%                                        299,558
                    (Cost $263,921)

                  Securities Sold Short (.04%)                  (3,600)              (120)
                    NCR Corp. (Proceeds $130)

                  Cash and Other Assets
                    in Excess of Liabilities  0.37%                                 1,113
                  ---------------------------------                              --------

                  Net Assets 100.00%                                             $300,551
                  ------------------                                             --------

         *Non-income producing during the twelve months ended December 31, 1996 as this security did not pay dividends.

         See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

[pie chart]
Cash & Short-Term Investments 1%
U.S Government & Agency Obligations 99%
                   Statement of Investments
                   Horace Mann Short-Term Investment Fund, Inc.
                   December 31, 1996

                                                               Principal
                                                               Amount            Market
                                                                (000)             (000)
---------------------------------------------------------------------------------------
U.S. GOVERNMENT    Treasury Bonds/Notes
AND AGENCY           7.50%, 01/31/97                           $  100            $  100
OBLIGATIONS
                   Federal Farm Credit Bank Discount Notes
                     5.26%, 01/23/97                               20                20
                     5.25%, 02/04/97                              100                99
                     5.39%, 03/24/97                               55                54

                   Federal Home Loan Bank Discount Notes
                     5.23%, 01/13/97                              110               110

                   Federal Home Loan Mortgage Corp.
                    Discount Notes
                     5.33%, 02/06/97                               85                85
                     5.51%, 02/14/97                               70                70
                     5.47%, 02/20/97                               48                48
                     5.34%, 03/04/97                               88                87

                   Federal National Mortgage Association
                    Discount Notes
                     5.19%, 01/12/97                               30                30
                     5.38%, 01/17/97                              140               140
                     4.59%, 01/24/97                               55                55
                     5.24%, 01/29/97                               15                15
                     5.35%, 02/18/97                               15                15
                     5.32%, 03/04/97                              105               104
                     5.34%, 03/24/97                               50                49
                     5.39%, 06/13/97                               40                39

                   Tennessee Valley Authority Discount Note
                     6.41%, 04/09/97                              100                98
                   -----------------                           ------            ------

                   Total Investments  99.10%                    1,226             1,218
                     (Cost $1,218)

                   Cash and Other Assets in Excess
                    of Liabilities  0.90%                                            11
                   ----------------------                                        ------

                   Net Assets  100.00%                                           $1,229
                   -------------------                                           ------

               See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

Statements of Assets and Liabilities
December 31, 1996


                                                       GROWTH          INCOME           BALANCED        SHORT-TERM
                                                        FUND            FUND              FUND             FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS
  Cash                                           $      66,467      $    59,174      $    211,738       $    3,751
  Investments at market value*                     430,780,486       10,661,515       299,557,716        1,217,588
  Dividends and interest receivable                    442,977          123,850         1,126,467               --
  Accounts receivable-fund shares sold                 369,737           18,953           282,065            9,323
  Accounts receivable-investments sold                 266,865            4,493           154,570            3,139
  Prepaid expenses                                      18,313            1,301            14,312               --
------------------                                      ------            -----            ------               --

    Total Assets                                   431,944,845       10,869,286       301,346,868        1,233,801
----------------                                   -----------       ----------       -----------        ---------

LIABILITIES
  Accounts payable-fund shares redeemed                 56,631              232            88,357            1,295
  Accounts payable-investments purchased               880,131               --           434,628               --
  Accrued expenses                                     204,938           20,956           152,699            3,679
  Securities sold short at value                       246,975               --           120,150               --
   (Proceeds $266,865 for Growth Fund and
   $129,820 for Balanced Fund)
   ----------------------------------------------------------------------------------------------------------------
   Total Liabilities                                 1,388,675           21,188           795,834            4,974
   -----------------                                 ---------           ------           -------            -----

NET ASSETS                                       $ 430,556,170      $10,848,098      $300,551,034       $1,228,827
----------                                       - -----------      -----------      ------------       ----------

NET ASSETS CONSIST OF:

  Par value of common shares                        18,118,135           85,511         1,586,973           12,252
  Paid in surplus                                  342,351,331       10,708,323       263,135,832        1,216,056
  Accumulated undistributed net investment
     income                                            123,253            7,248           117,809            1,006
  Accumulated undistributed net realized
     gain (loss) on investments                        119,191             (10)            63,991              (2)
  Net unrealized appreciation
     (depreciation) on investments                  69,844,260           47,026        35,646,429            (485)
   -------------------------------                  ----------           ------        ----------            -----
NET ASSETS                                       $ 430,556,170      $10,848,098      $300,551,034       $1,228,827
----------                                       - -----------      -----------      ------------       ----------


 Number of shares outstanding:
  (Authorized 50,000,000 shares each; $1.00 par
   value for Growth Fund;  $.10 par value capital
   stock for Income Fund, Balanced Fund, and
   Short-Term Fund)                                 18,118,135          855,109        15,869,731          122,522
   ----------------                                 ----------          -------        ----------          -------

NET ASSET VALUE PER SHARE                        $       23.76      $     12.69      $      18.94       $    10.03
-------------------------                        -       -----      -     -----      -      -----       -    -----

 *Cost of Investments                            $ 360,956,116      $10,614,489      $263,920,957       $1,218,073

The identified cost of investments owned at December 31, 1996 was the same for federal income tax and book purposes.

See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

Statements of Operations
For the Year Ended
December 31, 1996

                                                         GROWTH               INCOME                BALANCED            SHORT-TERM
                                                          FUND                 FUND                   FUND                FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                         $   7,565,184          $        --          $   3,881,005          $       --
  Interest & amortization                                 912,081              717,368              5,739,050              60,705
-------------------------                                 -------              -------              ---------              ------
  Total investment income                               8,477,265              717,368              9,620,055              60,705

EXPENSES:
  Investment advisory and related fees                  1,129,812               28,392                767,373               1,509
  Management fees                                         741,749               22,734                544,797               2,355
  Fund pricing fees                                        26,919                6,002                 22,110               4,934
  Professional fees                                        28,519               23,381                 26,839              11,449
  Custodian fees                                           54,343               10,400                 50,018               2,307
  Transfer agent fee (Note 5)                              32,394                   24                     24                  24
  Shareholder reports                                      14,009                  708                  5,662                  30
  Directors' fees and expenses                              3,477                3,477                  3,477               3,477
  Other expenses                                           40,931                1,638                 24,191                 450
  Insurance expenses                                       26,011                1,911                 20,598                 619
--------------------                                       ------                -----                 ------                 ---
     Total expenses                                     2,098,164               98,667              1,465,089              27,154

  Less management fees waived (Note 5)                         --             (22,734)                     --             (2,355)
  Less expenses paid by Horace Mann
     Investors, Inc. (Note 5)                                  --                   --                     --            (18,891)
  Less expenses paid by commission credits
     (Note 3)                                            (73,583)                   --               (64,442)                  --
   ----------                                            --------                   --               --------                  --
    Net expenses                                        2,024,581               75,933              1,400,647               5,908
----------------                                        ---------               ------              ---------               -----
    Net investment income                               6,452,684              641,435              8,219,408              54,797
-------------------------                               ---------              -------              ---------              ------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain on investments:
    Proceeds from sales                               230,369,962           10,524,425            175,705,678           2,568,987
    Cost of securities sold                           182,168,009           10,465,846            150,238,274           2,568,967
---------------------------                           -----------           ----------            -----------           ---------
    Net realized gain on investments                   48,201,953               58,579             25,467,404                  20

    Unrealized appreciation (depreciation) on
    investments:
      Beginning of period                              42,242,635              372,389             24,477,490               (157)
      End of period                                    69,844,260               47,026             35,646,429               (485)
-------------------                                    ----------               ------             ----------               -----
  Net unrealized appreciation (depreciation)
   on investments during the period                    27,601,625            (325,363)             11,168,939               (328)
   --------------------------------                    ----------            ---------             ----------               -----
  Net realized and unrealized gain
   (loss) on investments                               75,803,578            (266,784)             36,636,343               (308)
   ---------------------                               ----------            ---------             ----------               -----
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                       $  82,256,262          $   374,651          $  44,855,751          $   54,489
   ----------                                  -    -  ----------          -   -------          -  ----------          -   ------

See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                            1996 FUNDS ANNUAL REPORT

Statements of Changes in Net Assets
For the Years Ended
December 1996 and 1995

                                       GROWTH FUND                INCOME FUND             BALANCED FUND           SHORT-TERM FUND
                                  ---------------------      ----------------------   ---------------------     -------------------
                                    1996         1995            1996       1995        1996        1995         1996        1995
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
FROM OPERATIONS:
  Net investment income            $ 6,452,684   $6,226,547  $  641,435  $  607,806   $8,219,408   $7,312,902   $ 54,797   $ 58,582
  Net realized short-term gain
    (loss) on investments           27,750,104    6,813,495     (29,132)     81,252   13,881,249    3,958,147         20         60
  Net realized long-term gain
   on investments                   20,451,849   11,128,402      87,711       1,736   11,586,155    5,265,350         --         --
  Net increase (decrease) in
    unrealized appreciation         27,601,625   47,518,643    (325,363)    674,487   11,168,939   29,741,138       (328)       127
---------------------------         ----------   ----------   ---------     -------   ----------   ----------      -----        ---
  Change in net assets
     from operations                82,256,262   71,687,087     374,651   1,365,281   44,855,751   46,277,537     54,489     58,769
--------------------                ----------   ----------     -------   ---------   ----------   ----------     ------     ------

FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
  Net investment income             (6,377,641)  (6,197,557)   (639,826)   (603,044)  (8,167,501)  (7,291,835)   (54,334)   (58,578)
  Net realized short-term gain
   from investment transactions    (27,699,455)  (6,823,150)         --          --  (13,856,450)  (3,955,981)       (23)       (39)
  Net realized long-term gain
    from investment transactions   (20,429,320) (11,159,155)     (3,181)         --  (11,570,771)  (5,271,078)        --         --
   -----------------------------  ------------  -----------    --------          --  -----------  -----------         --         --
  Total distributions
    to shareholders                (54,506,416) (24,179,862)   (643,007)   (603,044) (33,594,722) (16,518,894)   (54,357)   (58,617)
-------------------               ------------  -----------    --------   ---------  -----------  -----------   --------   --------

FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold         88,560,885   45,758,350   2,897,949   2,091,642   55,024,353   40,388,246  4,547,550  7,294,612
  Net asset value of shares issued
    in reinvestment of
    dividends and capital gains
    distributions                   50,813,674   21,915,300     523,445     487,817   30,441,049   14,186,497     40,250     42,523
-----------------                   ----------  -----------     -------     -------   ----------   ----------     ------     ------

                                   139,374,559   67,673,650   3,421,394   2,579,459   85,465,402   54,574,743  4,587,800  7,337,135
  Cost of shares redeemed          (33,668,049) (20,184,351) (2,836,463) (2,069,527) (24,368,316) (16,955,246)(4,364,884)(7,445,081)
-------------------------          -----------  -----------  ----------  ----------  -----------  -----------  --------- ----------

  Net increase (decrease) in net
   assets from fund
   share transactions              105,706,510   47,489,299     584,931    (509,932)  61,097,086   37,619,497    222,916   (107,946)
   ------------------              -----------  -----------     -------   ---------   ----------   ----------    -------   --------

TOTAL INCREASE
 (DECREASE) IN NET ASSETS          133,456,356   94,996,524     316,575   1,272,169   72,358,115   67,378,140    223,048   (107,794)

NET ASSETS:
  Beginning of period              297,099,814  202,103,290  10,531,523   9,259,354  228,192,919  160,814,779  1,005,779  1,113,573
---------------------              -----------  -----------  ----------   ---------  -----------  -----------  ---------  ---------
  End of period                   $430,556,170 $297,099,814 $10,848,098 $10,531,523 $300,551,034 $228,192,919 $1,228,827 $1,005,779
---------------                    -----------  -----------  ----------  ----------  -----------  -----------  ---------  ---------

Undistributed net
  investment income                $   123,253  $    48,210  $    7,248  $    5,639  $   117,809  $    65,902  $   1,006  $     543
-------------------                -   -------  -    ------  -    -----  -    -----  -   -------  -    ------  -   -----        ---

See notes to the financial statements.

HORACE MANN FAMILY OF FUNDS                            1996 FUNDS ANNUAL REPORT

Notes to the Financial Statements
December 31, 1996

1. BUSINESS ORGANIZATION - Horace Mann Growth Fund, Inc. ("Growth Fund"), Horace Mann Income Fund, Inc. ("Income Fund"), Horace Mann Balanced Fund, Inc. ("Balanced Fund"), and Horace Mann Short-Term Investment Fund, Inc. ("Short-Term Fund") are open-end, diversified, management investment companies registered under the Investment Company Act of 1940. The funds listed above collectively are referred to as the "Funds".

    FUND INVESTMENT OBJECTIVES:
    A. Growth Fund - primary, long-term capital growth; secondary, conservation of principal and production of income.

    B. Income Fund - primary, maximization of current income consistent with prudent investment risks; secondary, preservation of capital.

    C. Balanced Fund - realization of high long-term total rate of return consistent with prudent investment risks.

    D. Short-Term Fund - primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

2. SIGNIFICANT ACCOUNTING POLICIES:
    A. Security valuation - A security listed or traded on an exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any unamortized premium or discount. In the event market quotations would not be available, securities would be valued at fair value as determined in good faith by the Board of Directors; no such securities were owned by the Funds at December 31, 1996.

    B. Security transactions and investment income - Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income including level yield, premium and discount amortization is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

    C. Federal income taxes - Since it is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders, no provision has been made for federal income or excise taxes. Dividends and distributions payable to shareholders are recorded by the Funds on the record date. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

HORACE MANN FAMILY OF FUNDS                            1996 FUNDS ANNUAL REPORT

December 31, 1996

   D. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

3. OPERATING POLICIES:
   A. Repurchase Agreements - The Funds, through their custodian, receive delivery of the underlying securities, whose market value is normally required to be at least 102% of the resale price at the time of purchase. Wellington Management Company, LLP, the Funds' investment adviser, is responsible for assuring that the value of these underlying securities remains at least equal to the resale price.

   B. Asset Backed Securities - These securities are secured by installment loans or leases or by revolving lines of credit. They usually include credit enhancements that limit investors exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

   C. Collateralized Mortgage Obligations - (PAC), (Planned Amortization Class)
   - These securities have a pre-determined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

   D. Commission Credits - Wellington Management Company, LLP, the Funds' investment adviser, seeks the best price and execution on each transaction and negotiates commission rates solely on the execution requirements of each trade. Occasionally, they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the Funds part of the commissions paid. The use of these commission credits is left to the discretion of the Funds' management.

4. FUND SHARE TRANSACTIONS - The Funds are registered as diversified, open-end management investment companies under the Investment Company Act of 1940. Shares are presently offered only to the HMLIC Separate Account and the HMLIC 401K Separate Account for the Income Fund, Balanced Fund, and Short-Term Fund. The Growth Fund's shares may be purchased by the separate accounts of HMLIC, by certain tax-qualified trusteed retirement plans, and by the general public in the case of reinvestment of dividends and distributions in accordance with Revenue Ruling 82-55.

HORACE MANN FAMILY OF FUNDS                            1996 FUNDS ANNUAL REPORT

December 31, 1996

Transactions in capital stock for the years ended 1996 and 1995 were:

                                       Growth Fund           Income Fund           Balanced Fund          Short-Term Fund
                                     --------------         ---------------       ---------------         ---------------
                                     1996      1995         1996       1995       1996       1995         1996       1995
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                         3,682,495  2,225,947    222,424    161,927    2,851,756  2,341,881    441,345     709,737
Shares issued to shareholders in
  reinvestment of dividends
  and distributions                 2,117,237  1,019,316     41,119     37,525    1,594,607    792,542      4,017       4,257
Shares redeemed                   (1,400,207)  (985,932)  (216,937)  (161,458)  (1,256,381)  (995,005)  (423,462)   (723,887)
---------------                   -----------  ---------  ---------  ---------  -----------  ---------  ---------   ---------

Net increase (decrease)             4,399,525  2,259,331     46,606     37,994    3,189,982  2,139,418     21,900     (9,893)
-----------------------             ---------  ---------     ------     ------    ---------  ---------     ------     -------

5. TRANSACTIONS WITH AFFILIATES - Horace Mann Educators Corporation ("HMEC") is the parent company of Horace Mann Investors, Inc. ("Investors") and Horace Mann Service Corporation ("HMSC") and indirectly owns HMLIC. Collectively these companies are referred to as Horace Mann.

Pursuant to management agreements between the Funds and Investors, Investors receives a monthly management fee based on a pro rata share from each Fund equal to 0.25% of the aggregate average net assets of the Funds up to $100,000,000 and 0.20% of such assets exceeding that amount. Investors also serves as the principal underwriter and distributor of the HMLIC Separate Account. Investors' management fee is reduced by the amount, if any, that the total annual expenses of any Fund (exclusive of taxes, interest, extraordinary items and brokers' commissions and other charges related to the purchase and sale of portfolio securities) exceed 1.5% of the first $30,000,000 of the average daily net assets and 1% of the average daily net assets in excess of $30,000,000 of that Fund.

The pro rata share is determined by the relative net asset values for each Fund. For the twelve months ended December 31, 1996, the Growth Fund paid $741,749 and the Balanced Fund paid $544,797 for management fees to Investors. During the same period, Investors waived the management fees for the Income Fund and Short-Term Fund.

Investors paid expenses for advisory fees, professional fees, insurance fees, and other taxes and fees for the twelve months ended December 31, 1996 of $18,891 for the Short-Term Fund.

Transfer and dividend disbursing agent services are provided by HMSC on a per share basis for the Growth Fund and on a per account basis for the Income, Balanced and Short-Term Funds. The transfer agent fees for the twelve months ended December 31, 1996 were $32,394 for the Growth Fund and $24 each for the Income, Balanced and Short-Term Funds.

The two outside directors were compensated $150 per diem for each Board meeting attended. Four meetings were held in 1996. For the twelve months ended December 31, 1996, the per diem fees, excluding travel expenses, for outside directors totaled $1,200 for each Fund. No compensation is paid to interested officers and directors (those who are also officers and/or directors of Horace Mann).

HORACE MANN FAMILY OF FUNDS                            1996 FUNDS ANNUAL REPORT

Notes to the Financial Statements (Concluded)
December 31, 1996

6. TRANSACTIONS WITH INVESTMENT ADVISER - Pursuant to the investment advisory agreements with Wellington Management Company, LLP (WMC), effective November 1, 1993, the adviser receives a fee based on the Funds' monthly average net assets as follows: Growth Fund, 0.400% on the initial $100,000,000, 0.300% on the next $100,000,000 and 0.250% over $200,000,000; Income Fund, 0.250% on the initial
$100,000,000, 0.200% on the next $100,000,000 and 0.150% over $200,000,000;
Balanced Fund, 0.325% on the initial $100,000,000, 0.275% on the next $100,000,000, 0.225% on the next $300,000,000 and 0.200% over $500,000,000;
Short-Term Fund, 0.125% on the initial $100,000,000, 0.100% on the next $100,000,000 and 0.075% over $200,000,000.

7. INVESTMENT TRANSACTIONS - Investment transactions, excluding short-term investments, for the year ended December 31, 1996 are:

                                                     Growth                Income              Balanced          Short-Term
                                                     Fund                  Fund                Fund              Fund
                                                     ----                  ----                ----              ----------
Purchases                                            $282,043,388          $12,358,365         $222,412,038      $        --
---------                                            ------------          -----------         ------------      -        --

Proceeds from sales                                  $230,369,962          $10,524,425         $175,705,678      $ 2,568,987
-------------------                                  ------------          -----------         ------------      - ---------

The following table is based on the difference between cost and market value of securities owned by each Fund at December 31, 1996.

                                                     Growth                Income              Balanced            Short-Term
                                                     Fund                  Fund                Fund                Fund
                                                     ----                  ----                ----                ----------
Aggregate gross unrealized
appreciation                                         $73,799,237           $ 116,448           $38,123,963         $       16

Aggregate gross unrealized
(depreciation)                                       (3,954,977)            (69,422)           (2,477,534)              (501)
--------------                                       -----------            --------           -----------              -----

Net unrealized appreciation
(depreciation)                                       $69,844,260           $  47,026           $35,646,429         $    (485)
--------------                                       -----------           -  ------           -----------         -    -----

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

Growth Fund
Financial Highlights

                                                                   Year Ended December 31,
                                     -----------------------------------------------------------------------------------------
                                        1996     1995     1994     1993      1992     1991     1990    1989     1988     1987
                                        ----     ----     ----     ----      ----     ----     ----    ----     ----     ----
PER SHARE DATA
Net Asset Value, Beginning
    of Period                           $21.66   $17.64   $19.85   $19.49    $19.15   $16.64   $18.88  $17.30   $16.00   $21.29

    Income From Investment
         Operations:

         Net Investment Income          0.43     0.52     0.49     0.54      0.53     0.60     0.70    0.56     0.42     0.50

         Net Gains (Losses) on
           Securities -- realized and
           unrealized                   5.08     5.41     (0.57)   3.32      1.31     3.76     (1.74)  4.58     1.37     0.74
         ------------                   ----     ----     ------   ----      ----     ----     ------  ----     ----     ----

         Total Income (Loss) From
           Investment Operations        5.51     5.93     (0.08)   3.86      1.84     4.36     (1.04)  5.14     1.79     1.24

         Less Distributions:
          From net investment
           income                       0.40     0.49     0.45     0.52      0.51     0.60     0.70    0.62     0.40     0.51

         From net realized gains        3.01     1.42     1.68     2.98      0.99     1.25     0.50    2.94     0.09     6.02
         -----------------------        ----     ----     ----     ----      ----     ----     ----    ----     ----     ----

           Total Distributions          3.41     1.91     2.13     3.50      1.50     1.85     1.20    3.56     0.49     6.53
Net Asset Value, End of
    Period                              $23.76   $21.66   $17.64   $19.85    $19.49   $19.15   $16.64  $18.88   $17.30   $16.00
    ------                              ------   ------   ------   ------    ------   ------   ------  ------   ------   ------
Total Return                            25.28%   33.67%   (0.35)%  19.74%    9.59%    26.50%   (5.48)% 29.88%   11.23%   6.23%

RATIOS/SUPPLEMENTAL DATA
Net Assets (000's omitted),
    End of Period                      $430,556 $297,100 $202,103 $178,379  $140,257 $124,140 $97,610 $102,956 $86,755  $81,159

Ratio of Expenses
    to Average Net Assets               0.59%    0.63%    0.69%    0.69%     0.73%    0.76%    0.78%   0.64%    0.64%    0.67%

Ratio of Net Investment Income
    to Average Net Assets               1.79%    2.50%    2.36%    2.48%     2.65%    3.13%    3.86%   2.69%    2.41%    2.06%

Portfolio Turnover Rate                 67.63%   64.59%   69.42%   47.39%    31.78%   51.01%   52.97%  71.25%   41.57%   86.50%

Average Commission Paid per
    Equity Shares Traded                $0.05    --       --       --        --       --       --      --       --       --

The "Net Investment Income" per share and the "Net gains (losses) on Securities
- realized and unrealized" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

The Fund's investment adviser was changed effective November 1, 1989.

The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commission credits.

"Average Commission Paid per Equity Shares Traded" represents the average brokerage commission paid on equity transactions entered into during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to December 31, 1995.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

Income Fund
Financial Highlights

                                                                   Year Ended December 31,
                                    -----------------------------------------------------------------------------------------
                                       1996     1995    1994     1993      1992    1991     1990    1989     1988     1987
                                       ----     ----    ----     ----      ----    ----     ----    ----     ----     ----
PER SHARE DATA
Net Asset Value, Beginning
    of Period                          $13.03   $12.02  $13.06   $12.95    $12.92  $12.26   $12.35  $11.64   $11.59   $13.96

    Income From Investment
      Operations:

      Net Investment Income            0.76     0.80    0.75     0.82      0.94    1.12     1.14    1.04     1.00     1.23

      Net Gains (Losses) on
       Securities -- realized and
       unrealized                      (0.31)   0.99    (1.04)   0.23      (0.01)  0.71     (0.21)  0.75     (0.11)   (1.32)
    -------------                      ------   ----    ------   ----      ------  ----     ------  ----     ------   ------

       Total Income (Loss) From
        Investment Operations          0.45     1.79    (0.29)   1.05      0.93    1.83     0.93    1.79     0.89     (0.09)

    Less Distributions:
     From net investment
      income                           0.79     0.78    0.75     0.75      0.87    1.17     1.02    0.96     0.84     2.28

     From net realized gains           --       --      --       0.19      0.03    --       --      0.12     --       --
    ------------------------           --       --      --       ----      ----    --       --      ----     --       --

      Total Distributions              0.79     0.78    0.75     0.94      0.90    1.17     1.02    1.08     0.84     2.28
Net Asset Value, End of
    Period                             $12.69   $13.03  $12.02   $13.06    $12.95  $12.92   $12.26  $12.35   $11.64   $11.59
    ------                             ------   ------  ------   ------    ------  ------   ------  ------   ------   ------
Total Return                           3.50%    14.93%  (2.21)%  8.07%     7.20%   14.93%   7.58%   15.43%   7.64%    (0.62)%

RATIOS/SUPPLEMENTAL DATA
    Net Assets (000's omitted),
     End of Period                     $10,848  $10,532  $9,259  $9,409    $7,668  $6,396   $5,552  $4,457   $3,390   $2,567

    Ratio of Expenses
     to Average Net Assets             0.70%    0.62%   0.61%    0.41%     0.19%   0.17%    0.20%   0.29%    0.24%    0.14%

    Ratio of Net Investment Income
    to Average Net Assets              5.88%    6.16%   5.85%    5.92%     6.94%   8.62%    8.86%   8.13%    7.97%    7.96%

    Portfolio Turnover Rate            112.60%  74.53%  205.35%  74.16%    35.11%  44.82%   62.40%  92.94%   174.32%  53.28%

    Ratio to Average Net Assets before
    waived and reimbursed expenses:

    Ratio of Expenses                  0.91%    0.88%   0.92%    0.87%     1.21%   1.49%    1.64%   1.52%    0.92%    0.87%

    Ratio of Net Investment Income     5.67%    5.89%   5.54%    5.46%     5.92%   7.30%    7.42%   6.90%    7.29%    7.23%

Certain expenses for the Income Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 1995. The investment advisory expenses for the Income Fund were waived by CIGNA Investments from January 1, 1984 though October 31, 1989.

The "Net Investment Income" per share and the "Net gains (losses) on Securities
- realized and unrealized" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

The Fund's investment adviser was changed effective November 1, 1989.

The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

Balanced Fund
Financial Highlights

                                                                   Year Ended December 31,
                                        -----------------------------------------------------------------------------------------
                                           1996     1995    1994     1993      1992    1991     1990    1989     1988     1987
                                           ----     ----    ----     ----      ----    ----     ----    ----     ----     ----
PER SHARE DATA
Net Asset Value, Beginning of
    Period                                 $18.00   $15.26  $16.72   $16.22    $15.91  $14.19   $15.10  $13.48   $12.71   $14.91

    Income From Investment
     Operations:

     Net Investment Income                 0.60     0.67    0.62     0.65      0.66    0.78     0.86    0.77     0.66     1.05

     Net Gains (Losses) on
      Securities -- realized and
      unrealized                           2.70     3.46    (0.81)   1.87      0.68    2.25     (0.92)  2.77     0.72     (1.20)
    ------------                           ----     ----    ------   ----      ----    ----     ------  ----     ----     ------

      Total Income (Loss) From
       Investment Operations               3.30     4.13    (0.19)   2.52      1.34    3.03     (0.06)  3.54     1.38     (0.15)

    Less Distributions:
     From net investment
      income                               0.57     0.61    0.55     0.56      0.59    0.74     0.74    0.70     0.61     2.05

     From net realized gains               1.79     0.78    0.72     1.46      0.44    0.57     0.11    1.22     --       --
    ------------------------               ----     ----    ----     ----      ----    ----     ----    ----     --       --

      Total Distributions                  2.36     1.39    1.27     2.02      1.03    1.31     0.85    1.92     0.61     2.05
Net Asset Value, End of
    Period                                 $18.94   $18.00  $15.26   $16.72    $16.22  $15.91   $14.19  $15.10   $13.48   $12.71
    ------                                 ------   ------  ------   ------    ------  ------   ------  ------   ------   ------
Total Return                               18.27%   27.12%  (1.12)%  15.46%    8.37%   21.57%   (0.41)% 26.31%   10.57%   (0.87)%

RATIOS/SUPPLEMENTAL DATA
    Net Assets (000's omitted),
     End of Period                        $300,551 $228,193 $160,815 $132,376 $92,463 $72,343  $53,289 $42,214  $29,223  $21,493

    Ratio of Expenses
     to Average Net Assets                 0.56%    0.59%   0.63%    0.66%     0.71%   0.75%    0.81%   0.72%    0.76%    0.08%

    Ratio of Net Investment
     Income to Average
     Net Assets                            3.12%    3.79%   3.59%    3.54%     3.94%   4.96%    5.59%   4.85%    4.81%    5.56%

    Portfolio Turnover Rate                72.10%   64.80%  121.82%  52.43%    27.06%  42.09%   47.62%  56.80%   27.68%   84.74%

    Average Commission Paid per
     Equity Shares Traded                  $0.05    --      --       --        --      --       --      --       --       --

    Ratio to Average Net Assets before
     waived and reimbursed expenses:

    Ratio of Expenses                      0.56%    0.59%   0.63%    0.66%     0.71%   0.75%    0.81%   0.72%    0.76%    0.64%

    Ratio of Net Investment Income         3.12%    3.79%   3.59%    3.54%     3.94%   4.96%    5.59%   4.85%    4.81%    5.00%

Expenses for the Balanced Fund were assumed or waived by Horace Mann Investors, Inc. and CIGNA Investments through 1987.

The "Net Investment Income" per share and the "Net gains (losses) on Securities -- realized and unrealized" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

The Fund's investment adviser was changed effective November 1, 1989.

The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commission credits.

"Average Commission Paid per Equity Shares Traded" represents the average brokerage commission paid on equity transactions entered into during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to December 31, 1995.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT

Short-Term Fund
Financial Highlights

                                                                   Year Ended December 31,
                                   -----------------------------------------------------------------------------------------
                                      1996     1995    1994     1993      1992    1991     1990    1989     1988     1987
                                      ----     ----    ----     ----      ----    ----     ----    ----     ----     ----
PER SHARE DATA
Net Asset Value, Beginning
    of Period                         $10.00   $10.08  $10.07   $10.09    $10.10  $10.37   $10.73  $10.49   $10.25   $11.17

    Income From Investment
      Operations:

      Net Investment Income           0.50     0.53    0.39     0.26      0.33    0.61     0.85    0.85     0.69     0.65

      Net Gains (Losses) on
       Securities -- realized and
       unrealized                     (0.01)   --      --       --        --      --       0.01    --       --       --
    -------------                     ------   --      --       --        --      --       ----    --       --       --

         Total Income (Loss) From
         Investment Operations        0.49     0.53    0.39     0.26      0.33    0.61     0.86    0.85     0.69     0.65

    Less Distributions:
     From net investment
      income                          0.46     0.61    0.38     0.28      0.34    0.88     1.22    0.60     0.45     1.57

     From net realized gains          --       --      --       --        --      --       --      0.01     --       --
    ------------------------          --       --      --       --        --      --       --      ----     --       --

         Total Distributions          0.46     0.61    0.38     0.28      0.34    0.88     1.22    0.61     0.45     1.57
Net Asset Value, End of
    Period                            $10.03   $10.00  $10.08   $10.07    $10.09  $10.10   $10.37  $10.73   $10.49   $10.25
    ------                            ------   ------  ------   ------    ------  ------   ------  ------   ------   ------
Total Return                          5.02%    5.25%   3.89%    2.53%     3.30%   5.93%    7.89%   8.27%    6.74%    5.80%

RATIOS/SUPPLEMENTAL DATA
    Net Assets (000's omitted),
     End of Period                    $1,229   $1,006  $1,114   $1,110    $1,131  $1,076   $1,195  $1,175   $1,140   $ 852

    Ratio of Expenses
     to Average Net Assets            0.53%    0.84%   0.49%    0.61%     0.51%   0.43%    0.38%   0.46%    0.37%    0.21%

    Ratio of Net Investment Income
     to Average Net Assets            4.93%    5.11%   3.78%    2.56%     3.16%   5.88%    7.57%   7.83%    6.50%    5.68%

    Portfolio Turnover Rate           0.00%    0.00%   0.00%    0.00%     0.00%   0.00%    0.00%   0.00%    0.00%    0.00%

    Ratio to Average Net Assets before
    waived and reimbursed expenses:

    Ratio of Expenses                 2.44%    2.35%   2.36%    2.42%     3.44%   4.45%    4.46%   3.29%    1.48%    1.53%

    Ratio of Net Investment Income    3.02%    3.60%   1.91%    0.75%     0.23%   1.86%    3.49%   5.00%    5.39%    4.36%

Certain expenses for the Short-Term Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 1996. The investment advisory expenses for the Short-Term Investment Fund were waived by CIGNA Investments from January 1, 1984 through October 31, 1989.

The "Net Investment Income" per share and the "Net gains (losses) on Securities
- realized and unrealized" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

The Fund's investment adviser was changed effective November 1, 1989.

The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
             THE HORACE MANN GROWTH FUND AND A STOCK INDEX /1/

                             [GRAPH APPEARS HERE]

DATES                       GROWTH FUND                 S&P 500 Index
11/01/89                    $10,000                     $10,000
12/31/89                     10,432                      10,449
03/30/90                     10,206                      10,135
06/29/90                     10,543                      10,774
09/30/90                      9,346                       9,293
12/30/90                      9,852                      10,125
03/28/91                     11,084                      11,595
06/28/91                     11,505                      11,569
09/30/91                     11,766                      12,188
12/31/91                     12,464                      13,209
03/31/92                     12,269                      12,876
06/30/92                     12,862                      13,121
09/30/92                     13,004                      13,534
12/31/92                     13,659                      14,216
03/31/93                     14,807                      14,837
06/30/93                     15,248                      14,908
09/30/93                     15,837                      15,292
12/31/93                     16,354                      15,648
03/31/94                     15,975                      15,055
06/30/94                     16,329                      15,118
09/30/94                     17,054                      15,857
12/31/94                     16,353                      15,855
03/31/95                     17,628                      17,396
06/30/95                     19,051                      19,057
09/30/95                     20,233                      20,572
12/29/95                     21,787                      21,811
03/29/96                     23,306                      22,982
06/28/96                     24,060                      24,014
09/30/96                     24,935                      24,756
12/31/96                     27,295                      26,820

               Horace Mann Growth Fund
               Average Annual Total Return

        1 year           5 year            Since Inception /2/
        25.28%           16.98%            15.03%

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Growth Fund returns. Returns under the Annuity Alternatives contracts are shown on page 6.

/1/ Stock Index: S&P 500, Standard and Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. The rate of return shown above for the unmanaged index has no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Growth Fund. Previous periods during which the Growth Fund received investment advice from CIGNA Investments, Inc., are not shown.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              THE HORACE MANN INCOME FUND AND A BOND INDEX /1/

                             [GRAPH APPEARS HERE]

DATES                       INCOME FUND                 LEHMAN BROS. INTERM.
                                                        GOVT/CORP BOND INDEX
11/01/89                    $10,000                     $10,000
12/31/89                     10,110                      10,123
03/30/90                      9,971                      10,109
06/29/90                     10,306                      10,433
09/30/90                     10,544                      10,616
12/30/90                     10,875                      11,052
03/28/91                     11,096                      11,330
06/28/91                     11,363                      11,532
09/30/91                     11,913                      12,088
12/31/91                     12,499                      12,668
03/31/92                     12,393                      12,552
06/30/92                     12,857                      13,050
09/30/92                     13,409                      13,625
12/31/92                     13,399                      13,576
03/31/93                     13,855                      14,115
06/30/93                     14,143                      14,419
09/30/93                     14,443                      14,744
12/31/93                     14,480                      14,768
03/31/94                     14,147                      14,469
06/30/94                     14,047                      14,382
09/30/94                     14,157                      14,499
12/31/94                     14,135                      14,483
03/31/95                     14,747                      15,118
06/30/95                     15,430                      15,874
09/30/95                     15,713                      16,135
12/29/95                     16,259                      16,699
03/29/96                     16,109                      16,560
06/28/96                     16,160                      16,664
09/30/96                     16,422                      16,961
12/31/96                     16,828                      17,376



             Horace Mann Income Fund
             Average Annual Total Return
       1 year           5 year            Since Inception /2/
       3.50%            6.13%             7.53%

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Income Fund returns. Returns under the Annuity Alternatives contracts are shown on page 6.

/1/ Bond Index: Lehman Bros. Intermediate Government/Corporate Bond Index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. The rate of return shown above for the unmanaged index has no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Income Fund. Previous periods during which the Income Fund received investment advice from CIGNA Investments, Inc. are not shown.

HORACE MANN FAMILY OF FUNDS                             1996 FUNDS ANNUAL REPORT


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE HORACE MANN BALANCED FUND AND STOCK/BOND INDICES /1/

                             [GRAPH APPEARS HERE]

DATES               BALANCED FUND           S&P 500 INDEX        LEHMAN BROS. INTERM.
                                                                 GOVT/CORP BOND INDEX
11/01/89            $10,000                 $10,000               $10,000
12/31/89             10,358                  10,449                10,123
03/30/90             10,146                  10,135                10,109
06/29/90             10,454                  10,774                10,433
09/30/90              9,803                   9,293                10,616
12/30/90             10,309                  10,125                11,052
03/28/91             11,138                  11,595                11,330
06/28/91             11,480                  11,569                11,532
09/30/91             11,858                  12,188                12,088
12/31/91             12,534                  13,209                12,668
03/31/92             12,392                  12,876                12,552
06/30/92             12,904                  13,121                13,050
09/30/92             13,204                  13,534                13,625
12/31/92             13,583                  14,216                13,576
03/31/93             14,496                  14,837                14,115
06/30/93             14,873                  14,908                14,419
09/30/93             15,342                  15,292                14,744
12/31/93             15,683                  15,648                14,768
03/31/94             15,327                  15,055                14,469
06/30/94             15,496                  15,118                14,382
09/30/94             15,975                  15,857                14,499
12/31/94             15,539                  15,855                14,483
03/31/95             16,566                  17,396                15,118
06/30/95             17,704                  19,057                15,874
09/30/95             18,557                  20,572                16,135
12/29/95             19,704                  21,811                16,699
03/29/96             20,591                  22,982                16,560
06/28/96             21,051                  24,014                16,664
09/30/96             21,698                  24,756                16,961
12/31/96             23,305                  26,820                17,376

              Horace Mann Balanced Fund
              Average Annual Total Return
        1 year     5 year      Since Inception /2/
        18.27%     13.20%      12.52%

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Balanced Fund returns. Returns under the Annuity Alternatives contracts are shown on page 6.

/1/ Stock/Bond Indices: S&P 500 Index and Lehman Bros. Intermediate Government/Corporate Bond Index. Rate of returns shown above for the unmanaged indices have no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Balanced Fund. Previous periods during which the Balanced Fund received investment advice from CIGNA Investments, Inc., are not shown.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
  THE HORACE MANN SHORT-TERM INVESTMENT FUND AND A TREASURY BILL INDEX /1/

                             [GRAPH APPEARS HERE]


DATES                       SHORT-TERM FUND             TREASURY BILL INDEX
11/01/89                    $10,000                     $10,000
12/31/89                     10,141                      10,130
03/30/90                     10,330                      10,335
06/29/90                     10,528                      10,544
09/30/90                     10,736                      10,743
12/30/90                     10,943                      10,933
03/28/91                     11,122                      11,100
06/28/91                     11,291                      11,260
09/30/91                     11,450                      11,415
12/31/91                     11,592                      11,541
03/31/92                     11,694                      11,658
06/30/92                     11,797                      11,766
09/30/92                     11,888                      11,857
12/31/92                     11,972                      11,951
03/31/93                     12,044                      12,041
06/30/93                     12,128                      12,132
09/30/93                     12,200                      12,224
12/31/93                     12,278                      12,321
03/31/94                     12,376                      12,415
06/30/94                     12,474                      12,529
09/30/94                     12,597                      12,660
12/31/94                     12,757                      12,797
03/31/95                     12,922                      12,964
06/30/95                     13,087                      13,144
09/30/95                     13,252                      13,324
12/29/95                     13,416                      13,510
03/29/96                     13,577                      13,681
06/28/96                     13,725                      13,854
09/30/96                     13,900                      14,032
12/31/96                     14,090                      14,208

            Horace Mann Short-Term Investment Fund
            Average Annual Total Return

     1 year      5 year      Since Inception /2/
     5.02%       3.97%       4.90%

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Short-Term Investment Fund returns. Returns under the Annuity Alternatives contracts are shown on page 6.

/1/ Treasury Bill Index: An unmanaged index consisting of U.S. Treasury bills with 90-day maturities. The rate of return shown above for the unmanaged index has no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Short-Term Investment Fund. Previous periods during which the Short-Term Investment Fund received investment advice from CIGNA Investments, Inc. are not shown.

Independent Auditors' Report

The Board of Directors and Shareholders of
  Horace Mann Growth Fund, Inc.
  Horace Mann Income Fund, Inc.
  Horace Mann Balanced Fund, Inc.
  Horace Mann Short-Term Investment Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Horace Mann Growth Fund, Inc., Horace Mann Income Fund, Inc., Horace Mann Balanced Fund, Inc., and Horace Mann Short-Term Investment Fund, Inc. (the "Funds") as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the seven years ended December 31, 1993 were audited by other auditors whose report thereon dated January 21, 1994, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                           KPMG Peat Marwick LLP

Chicago, Illinois
January 23, 1997

                                   [picture]

                                Annual Report
                                December 31, 1996


                                Horace Mann Life Insurance Company
                                Separate Account



                                Sponsor
                                Horace Mann Life Insurance Company
                                P.O. Box 4657
                                Springfield, IL 62708-4657
                                1-800-999-1030

HORACE MANN LIFE INSURANCE COMPANY                            1996 ANNUAL REPORT
SEPARATE ACCOUNT

Statements Of Net Assets

December 31, 1996

                                                                     ACCOUNT DIVISION
                                          -------------------------------------------------------------------
                                              Growth             Income          Balanced        Short-Term
                                               Fund              Fund             Fund            Fund
-------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in Horace Mann Funds
  at market value                             $320,843,802     $10,377,920     $286,974,808      $1,123,400
  ---------------                             ------------     -----------     ------------      ----------

  TOTAL ASSETS                                $320,843,802      10,377,920     $286,974,808      $1,123,400
  ------------                                ------------      ----------     ------------      ----------

NET ASSETS
  Net Assets (Indefinite units authorized)
  Active Contract Owners                       319,081,594      10,340,675      286,302,495       1,123,400
  Retired Contract Owners                        1,762,208          37,245          672,313              --
  -----------------------                        ---------          ------          -------              --

  TOTAL NET ASSETS                            $320,843,802     $10,377,920     $286,974,808      $1,123,400
  ----------------                            ------------     -----------     ------------      ----------

  Total units                                   13,503,527         817,803       15,151,785         112,004
  Net unit value
   (Net assets divided by total units held)   $      23.76     $     12.69     $      18.94      $    10.03

Investments
  Cost of investments                         $288,323,401     $10,541,854     $260,042,976      $1,159,055
  Unrealized appreciation
   (depreciation) of investments              $ 32,520,401     $  (163,934)    $ 26,931,832      $  (35,655)

  Number of shares held in Horace
   Mann Funds                                   13,503,527         817,803       15,151,785         112,004

  See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY               1996 ANNUAL REPORT
SEPARATE ACCOUNT

Statements Of Operations

For The Year Ended December 31, 1996

                                                                              ACCOUNT DIVISION
                                                   ------------------------------------------------------------------
                                                         Growth            Income           Balanced       Short-Term
                                                          Fund              Fund              Fund            Fund
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend income distribution                       $  4,779,231    $     612,558      $  7,828,617    $      45,861
  ----------------------------                       -  ---------    -     -------      -  ---------    -      ------

  Net investment income                                 4,779,231          612,558         7,828,617           45,861
  ---------------------                                 ---------          -------         ---------           ------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Capital gain distribution                            36,028,769            3,042        24,350,075               18
  Net realized gain on sale of investments              2,651,655           20,208         3,218,666            1,178
  Net unrealized appreciation (depreciation)
   on investments                                      16,330,705         (278,078)        7,539,257             (423)
  ---------------                                      ----------         ---------        ---------             -----

   Net gain (loss) on investments                      55,011,129         (254,828)       35,107,998              773
  -------------------------------                      ----------         ---------       ----------              ---

Net increase in net assets resulting from
 operations                                          $ 59,790,360    $     357,730      $ 42,936,615    $      46,634
 ----------                                          - ----------    -     -------      - ----------    -      ------

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            1996 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Changes in Net Assets

For The Year Ended December 31, 1996

                                                                                       ACCOUNT DIVISION
                                                       ---------------------------------------------------------------
                                                             Growth          Income          Balanced       Short-Term
                                                              Fund            Fund             Fund            Fund
----------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income                                  $  4,779,231     $   612,558     $  7,828,617     $    45,861
  Capital gain distribution                                36,028,769           3,042       24,350,075              18
  Net realized gain on sale of investments                  2,651,655          20,208        3,218,666           1,178
  Net unrealized appreciation (depreciation)
   on investments                                          16,330,705       (278,078)        7,539,257           (423)
  ---------------                                          ----------       ---------        ---------           -----

  Net increase in net assets resulting from
   operations                                              59,790,360         357,730       42,936,615          46,634
  -----------                                              ----------         -------       ----------          ------

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated payments received                       42,594,385       1,145,206       33,980,802         122,775
  Sales and administrative expenses
   (Note 1)                                                  (13,529)           (338)          (8,274)            (12)
   --------                                                  --------           -----          -------            ----
  Net consideration received on annuity
   contracts                                               42,580,856       1,144,868       33,972,528         122,763
  Net transfer from fixed accumulation
   account                                                 23,673,552         717,292       12,201,480       1,180,650
  Transfers from (to) other Divisions                       3,575,053       (744,792)      (2,971,237)         140,976
  Payments to Contract Owners                            (10,948,201)     (1,062,633)     (13,088,894)     (1,309,998)
  Mortality and expense risk charge
   (Note 1)                                               (3,168,991)       (139,714)      (3,340,727)        (11,289)
  Annual maintenance charge (Note 1)                        (284,408)         (4,873)        (194,576)           (700)
  Surrender charges (Note 1)                                (105,435)         (1,861)         (83,377)         (5,456)
  Mortality guarantee adjustment                             (31,230)         (2,921)          (3,510)               0
  ------------------------------                             --------         -------          -------               -

  Net increase (decrease) in net
   assets resulting from contract
    owners' transactions                                   55,291,196        (94,634)       26,491,687         116,946
  ----------------------                                   ----------        --------       ----------         -------

  Total increase in net assets                            115,081,556         263,096       69,428,302         163,580

Net assets, beginning of year                             205,762,246      10,114,824      217,546,506         959,820
-----------------------------                             -----------      ----------      -----------         -------

Net assets, end of year                                  $320,843,802     $10,377,920     $286,974,808     $ 1,123,400
-----------------------                                  ------------     -----------     ------------     - ---------


See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            1996 ANNUAL REPORT
SEPARATE ACCOUNT

Statements Of Changes In Net Assets

For The Year Ended December 31, 1995

                                                                                  ACCOUNT DIVISION
                                                    -------------------------------------------------------------------
                                                       Growth            Income           Balanced          Short-Term
                                                        Fund             Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income                                $  4,321,284      $   581,709      $  6,975,918      $    56,016
  Capital gain distribution                              12,543,651              --          8,827,551               37
  Net realized gain (loss) on sale
   of investments                                           555,604          (1,301)           910,342              746
  Net unrealized appreciation (depreciation)
   on investments                                        31,175,296          742,670        27,596,597          (3,350)
  ---------------                                        ----------          -------        ----------          -------

  Net increase in net assets resulting from
   operations                                            48,595,835        1,323,078        44,310,408           53,449
  -----------                                            ----------        ---------        ----------           ------

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated payments received                     27,507,606        1,038,385        28,592,883           83,169
  Sales and administrative expenses
   (Note 1)                                                 (9,863)            (342)           (7,746)              (9)
  ------------------------------                           --------            -----           -------             ----
  Net consideration received on annuity
   contracts                                             27,497,743        1,038,043        28,585,137           83,160
  Net transfer from (to) fixed accumulation
   account                                                8,066,147         (21,649)         4,507,963          443,707
  Transfers from (to) other Divisions                       955,340        (401,445)         (595,799)           41,904
  Payments to Contract Owners                           (8,381,718)        (662,283)       (9,297,299)        (690,035)
  Mortality and expense risk charge
   (Note 1)                                             (1,973,187)        (124,964)       (2,435,173)         (12,934)
  Annual maintenance charge (Note 1)                      (216,771)          (6,761)         (215,174)            (775)
  Surrender charges (Note 1)                               (60,931)          (2,687)          (70,315)          (2,198)
  Mortality guarantee adjustment                           (48,901)              141             2,159             --
  ------------------------------                           --------              ---             -----            ----

  Net increase (decrease) in net assets resulting
   from Contract owners' transactions                    25,837,722        (181,605)        20,481,499        (137,171)
  -----------------------------------                    ----------        ---------        ----------        ---------

  Total increase (decrease) in net assets                74,433,557        1,141,473        64,791,907         (83,722)

Net assets, beginning of year                           131,328,689        8,973,351       152,754,599        1,043,542
-----------------------------                           -----------        ---------       -----------        ---------

Net assets, end of year                                $205,762,246      $10,114,824      $217,546,506         $959,820
-----------------------                                ------------      -----------      ------------         --------


See notes to the financial statements

HORACE MANN LIFE INSURANCE COMPANY                            1996 ANNUAL REPORT
SEPARATE ACCOUNT

Notes To Financial Statements

December 31, 1996

1. NATURE OF SEPARATE ACCOUNT -- Horace Mann Life Insurance Company Separate Account ("the Account"),registered as a unit investment trust under the Investment Company Act of 1940, is used to fund variable annuity contracts. All assets of the Account are invested in shares of the Horace Mann Growth Fund, Inc.("Growth Fund"), Horace Mann Income Fund, Inc.("Income Fund"), Horace Mann Balanced Fund, Inc. ("Balanced Fund") and Horace Mann Short-Term Investment Fund, Inc. ("Short-Term Fund"). The funds collectively are referred to as the "Funds".

Certain specified amounts, as described in the annuity contracts, are paid to Horace Mann Life Insurance Company ("HMLIC") to cover death benefits, surrender charges, sales and administrative expenses and maintenance charges. In addition, an annual mortality risk charge up to .45% and expense risk charge up to .90% of the net variable account value is deducted from the Contract Owner's account, depending on year of issue of the contract.

2. SIGNIFICANT ACCOUNTING POLICIES -- The investments in the Funds are valued at market (net asset value). The Account owns approximately 75%, 96%, 96% and 95% of the Growth Fund, Income Fund, Balanced Fund and Short-Term Fund, respectively. Distributions from the Funds are recorded on the ex-dividend date. Realized gains and losses are determined on the basis of average cost of shares owned for each Contract Owner.

3. FEDERAL INCOME TAXES -- Investment income of the Account is included in the tax return of HMLIC; however, no tax accrues on income attributable to tax-deferred annuities which comprise the majority of the Account contracts. Income attributable to non tax-deferred annuities is not significant.

4. INVESTMENTS OF THE SEPARATE ACCOUNTS -- In 1983, HMLIC, through the Account, purchased 10,000 shares of the Short-Term Fund. The investment income and unrealized appreciation/depreciation resulting from this investment inures to the benefit of HMLIC. As of December 31, 1996, the shares have a net asset value of $100,300.

5. PURCHASE AND SALES OF HORACE MANN FUND SHARES -- During the year ended December 31, 1996, purchases and proceeds from sales of Horace Mann Fund shares were as follows:

                                                                ACCOUNT DIVISION
                       ---------------------------------------------------------------------------------------------------------
                                                                                                                      Short-Term
                             Growth Fund                     Income Fund                     Balanced Fund               Fund
                       ---------------------------------------------------------------------------------------------------------
                        Active         Retired           Active      Retired              Active       Retired          Active
--------------------------------------------------------------------------------------------------------------------------------
Purchases         $114,997,538        $286,764       $2,997,144       $2,180         $81,281,256      $125,312       $4,318,906

Sales             $ 18,965,769        $219,337       $2,472,665       $5,693         $22,688,181      $ 48,008       $4,156,081

HORACE MANN LIFE INSURANCE COMPANY                            1996 ANNUAL REPORT
SEPARATE ACCOUNT

Notes To Financial Statements (Concluded)

December 31, 1996

6. CHANGE IN CONTRACT OWNERS' ACCOUNT UNITS

                                                                      ACCOUNT DIVISION
                          ----------------------------------------------------------------------------------------------------------
                                                                                                                        Short-Term
                                Growth Fund                     Income Fund                     Balanced Fund              Fund
                          ----------------------------------------------------------------------------------------------------------
                           Active         Retired           Active      Retired              Active       Retired         Active
------------------------------------------------------------------------------------------------------------------------------------

Account units
 outstanding at
  January 1, 1995       7,371,949          72,988          743,323        3,212           9,995,476        14,655            103,526
Consideration
 received               1,352,168           3,061           80,249           10           1,667,738        16,208              8,064
Dividend
 distributions            689,455           5,821           35,608          181             749,604         2,257              4,000
Net transfers             434,368              --         (34,278)           --             218,038            --             46,585
Payments to
 contract owners        (419,798)        (10,370)         (51,822)        (211)           (576,249)       (1,810)           (66,193)
----------------        ---------        --------         --------        -----           ---------       -------           --------

Account units
 outstanding at
  December 31, 1995     9,428,142          71,500          773,080        3,192          12,054,607        31,310             95,982
Consideration
 received               1,777,764           2,667           87,719           --          1,766,863          2,771             12,016
Dividend
 distributions          1,563,400           9,230           38,746          171           1,515,269         3,901              3,777
Net transfers           1,135,533              --          (2,458)           --             480,686            --            128,861
Payments to
 contract owners        (475,479)         (9,230)         (82,219)        (428)           (701,137)       (2,485)          (128,632)
----------------        ---------         -------         --------        -----           ---------       -------          ---------

Account units
 outstanding at
  December 31, 1996    13,429,360          74,167          814,868        2,935          15,116,288        35,497            112,004
-------------------    ----------          ------          -------        -----          ----------        ------            -------

Independent Auditors' Report

The Contract Owners of Horace Mann
Life Insurance Company Separate
Account and the Board of Directors
of Horace Mann Life Insurance Company

We have audited the accompanying statements of net assets of the Growth, Income, Balanced, and Short-Term Fund Divisions within Horace Mann Life Insurance Company Separate Account as of December 31, 1996, and the related statements of operations for the year then ended and statements of changes in net assets for each of the years in the two year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the Horace Mann Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Growth, Income, Balanced, and Short-Term Fund Divisions within Horace Mann Life Insurance Company Separate Account as of December 31, 1996, and the results of their operations for the year then ended and changes in their net assets for each of the years in the two year period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                        KPMG Peat Marwick LLP

Chicago, Illinois
January 24, 1997

How can we help?

Are there additional insurance products and services you'd like to learn more about? If so, just fill in the information below and put this card in the mail. We'll have your agent contact you.

Please tell me more about these insurance coverages:

[ ] Auto
[ ] Homeowner, renter or condominium
[ ] Life
[ ] Mortgage life
[ ] Individual retirement account (IRA)
[ ] Disability income

[ ] Please have my agent contact me about my annuity program.

[ ] Please have my agent contact me about increasing my annuity contribution.

Name
     ---------------------------------
Address
        ---------------------------------
City                          State             ZIP
     ------------------------       -----------     ----------
Date of birth
              ------------------------
Home phone ( )
               ------------------
School phone ( )
                ------------------
School
       ------------------------------------
School district
                ---------------------------------------------
Auto insurance renewal date
                            ------------------------------
Homeowner insurance renewal date
                                 ----------------------------
Agent
      ---------------------------------

Please note: Returning this interest card does not obligate you to buy anything.

Horace Mann
Insuring America's Educational Community
The Horace Mann Companies

No matter how much protection you need, we've got you covered.

                                   (Picture)



Protection comes in all shapes and sizes. Take insurance: there are a lot of companies out there. You're just looking for one that fits you like a nice, warm coat against the surprising elements life can throw at you. How do you find someone to tailor insurance protection and retirement annuities to fit your needs? Look to the company that has provided insurance to educators for over half a century -- Horace Mann.

We offer:

 .  Auto insurance to protect your vehicles

 .  Homeowners insurance to guard your home

 .  Life and disability insurance for your family's income security

 .  Annuities to help give you a comfortable retirement

Let your agent help you design a program to cover all your insurance needs. Just complete the enclosed postage-paid response card. For protection you can count on, we've got you covered.

Horace Mann
------------------------------
Insuring America's Educational Community

Horace Mann Life Insurance Company
1 Horace Mann Plaza
Springfield, Illinois 62715-0001
217-789-2500

                                                      Printed on recycled paper

www.horacemann.com
                                                      IA-004358(2/97)